                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 28, 2006

                            VOYAGEUR MUTUAL FUNDS III
                          Delaware Large Cap Core Fund
                           Delaware Select Growth Fund

                 2005 Market Street, Philadelphia, PA 19103-7094

       For more information about Institutional Class Shares: 800 362-7500

      For Prospectuses, Performance and Information on Existing Accounts of
 Class A Shares, Class B Shares, Class C Shares and Class R Shares: 800 523-1918

               Dealer Services (BROKER/DEALERS ONLY): 800 362-7500

     This  Statement of Additional  Information  ("Part B") describes  shares of
Delaware Large Cap Core Fund and Delaware  Select Growth Fund (each a "Fund" and collectively,  the "Funds"),  which are series of Voyageur Mutual Funds III (the
"Trust").  Delaware  Large Cap Core  Fund  offers  Class A, C, and R Shares  and
Institutional Class Shares. Delaware Select Growth Fund offers Class A, B, C and
R Shares  (collectively with the Delaware Large Cap Core Fund's Class A, C and R
Shares,  the "Fund Classes") and Institutional  Class Shares.  All references to
"shares"  in this Part B refer to all  classes  of shares of the  Funds,  except where noted. The Funds' investment  advisor is Delaware  Management  Company,  a series of Delaware Management Business Trust (the "Manager").

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses  for the Funds,  each dated August 28, 2006, as they may be amended from time to time. This Part B should be read in conjunction with the applicable
Prospectus.  This Part B is not  itself a  prospectus  but is, in its  entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by writing or calling your  investment  dealer or by contacting the Funds' national distributor,  Delaware  Distributors,  L.P.  (the  "Distributor"),  at the above address  or by  calling  the above  phone  numbers.  The  Select  Growth  Fund's financial  statements,  the notes relating thereto, the financial highlights and the report of independent  registered public accounting firm are incorporated by reference  from the Annual  Reports  into this Part B. The Annual  Reports  will accompany  any request for Part B. The Annual  Reports can be obtained,  without charge, by calling 800 523-1918.

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                                           TABLE OF CONTENTS
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                                                   Page                                                  Page
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Organization and Classification                     2    Purchasing Shares                               33
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Investment Objectives, Restrictions and Policies    2    Investment Plans                                43
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Investment Strategies and Risks                     4    Determining Offering Price and Net Asset Valu   47
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Disclosure of Portfolio Holdings Information       16    Redemption and Exchange                         48
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Management of the Trust                            17    Distributions and Taxes                         54
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Investment Manager and Other Service Providers     23    Performance Information                         60
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Portfolio Managers                                 27    Financial Statements                            60
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Trading Practices and Brokerage                    30    Principal Holders                               61
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Capital Structure                                  32    Appendix A - Description of Ratings            A-1
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                         ORGANIZATION AND CLASSIFICATION
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Organization
     The  Trust  was  organized  as  a  Pennsylvania  business  trust  in  1981, reorganized  as a Maryland  corporation  in 1990 and  further  reorganized  as a
Delaware statutory trust on December 15, 1999.

Classification
     The  Trust  is  an  open-end  management  investment  company.  The  Funds'
portfolio of assets is "diversified" as defined by the Investment Company Act of
1940, as amended (the "1940 Act").

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                INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES
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Investment Objectives
     Each Fund's investment  objectives are described in the Prospectuses.  Each
Fund's  investment  objective  is  non-fundamental,  and may be changed  without shareholder  approval.  However,  the Trust's Board of Trustees must approve any changes  to  non-fundamental  investment  objectives  and  a  Fund  will  notify shareholders prior to a material change in the Fund's investment objective.

Fundamental Investment Restrictions
     Each Fund has adopted the  following  restrictions  which cannot be changed without  approval  by the  holders of a  "majority"  of the  Fund's  outstanding shares,  which is a vote by the  holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting,  if the holders of more than 50% of the outstanding voting securities are present or represented by proxy;  or  (ii)  more  than  50%  of the  outstanding  voting  securities.  The percentage  limitations  contained  in the  restrictions  and policies set forth herein apply at the time of purchase of securities.

     Each Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act), any rule or order  thereunder,  or U.S.  Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers  primarily  engaged in the same industry,  provided that this  restriction  does not limit the Fund from  investing  in  obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities, or in tax-exempt securities or certificates of deposits.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other  issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from  investing  in issuers  which  invest,  deal or  otherwise engage in  transactions  in real estate or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided  that this  restriction  does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional  investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restriction
     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectuses, the Funds will be subject to the following investment restriction, which is considered  non-fundamental and may be changed by the Board of Trustees without  shareholder  approval:  Each Fund may not  invest  more than 15% of its respective  net assets in  securities  that it cannot  sell or dispose of in the ordinary  course of business  within  seven days at  approximately  the value at which the Fund has valued the investment.

                                      * * *

     For  purposes of each Fund's  concentration  policy,  each Fund  intends to comply with the SEC staff  position that  securities  issued or guaranteed as to principal and interest by any single  foreign  government  are  considered to be securities  of issuers in the same  industry.  In applying each Fund's policy on concentration:  (i)  utility  companies  will  be  divided  according  to  their services,  for example, gas, gas transmission,  electric and telephone will each be considered a separate  industry;  (ii)  financial  service  companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;  and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

     Any  investment   restriction  which  involves  a  maximum   percentage  of
securities  or assets shall not be  considered  to be violated  unless an excess over the  applicable  percentage  occurs  immediately  after an  acquisition  of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover
     Portfolio trading will be undertaken  principally to accomplish each Fund's respective  investment  objective.  The Funds are free to dispose  of  portfolio securities at any time,  subject to complying with the Internal  Revenue Code of
1986, as amended (the "Code") and the 1940 Act, when changes in circumstances or conditions  make  such a move  desirable  in  light  of each  Fund's  respective investment  objective.  The Funds will not attempt to achieve or be limited to a
predetermined  rate  of  portfolio  turnover.   Such  turnover  always  will  be
incidental  to  transactions  undertaken  with a view to  achieving  each Fund's respective investment objective.

     The portfolio  turnover rate tells you the amount of trading  activity in a
Fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Fund's  investments  held at the beginning of a year were replaced by the end of the year, or if a single  investment  was frequently  traded.  The turnover rate also may be affected by cash  requirements from redemptions and repurchases of a
Fund's  shares.  A high  rate of  portfolio  turnover  in any year may  increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment  objective,  a Fund may hold securities for any period of time.

     The Funds may engage in active trading of portfolio securities, which means that the portfolio turnover may exceed 100%.

     For the fiscal  years ended April 30, 2006 and 2005,  the Funds'  portfolio turnover rates were as follows:

----------------------------- ----- -----
                              2006  2005
----------------------------- ----- -----
Delaware Large Cap Core Fund*  N/A   N/A
----------------------------- ----- -----
Delaware Select Growth Fund   124%   72%
----------------------------- ----- -----

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* The Fund commenced operations on August 31, 2006.

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                         INVESTMENT STRATEGIES AND RISKS
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     The  Prospectuses   discuss  the  Funds'  investment   objectives  and  the
strategies  followed  to  seek  to  achieve  those  objectives.   The  following
discussion  supplements the description of the Funds' investment  strategies and risks that are included in the Prospectuses.

Convertible Securities
     Convertible  securities  entitle  the  holder to receive  interest  paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible securities mature or are redeemed,  converted or exchanged. Prior to conversion, convertible securities have characteristics  similar to ordinary debt securities in that they normally  provide a stable stream of income with  generally  higher yields than those of common  stock of the same or similar  issuers.  Convertible securities rank senior to common stock in a corporation's  capital structure and therefore  generally  entail  less risk  than the  corporation's  common  stock, although the extent to which such risk is reduced  depends in large measure upon the  degree  to which  the  convertible  security  sells  above  its  value as a fixed-income security.

     The value of convertible securities is a function of their investment value
(determined  by yield in  comparison  with the  yields  of other  securities  of comparable  maturity and quality that do not have a  conversion  privilege)  and their  conversion  value (their worth,  at market value,  if converted  into the underlying  common  stock).  The investment  value of convertible  securities is influenced by changes in interest  rates,  with  investment  value  declining as interest rates  increase and  increasing as interest  rates decline,  and by the credit  standing  of the  issuer  and other  factors.  The  conversion  value of convertible  securities  is  determined  by the market  price of the  underlying common stock. If the conversion  value is low relative to the investment  value, the  price  of the  convertible  securities  is  governed  principally  by their investment  value. To the extent the market price of the underlying common stock approaches  or  exceeds  the  conversion  price,  the  price of the  convertible securities  will be  increasingly  influenced  by  their  conversion  value.  In addition,  convertible  securities  generally  sell  at  a  premium  over  their conversion  value determined by the extent to which investors place value on the right  to  acquire  the  underlying  common  stock  while  holding  fixed-income securities.

     Capital  appreciation  for Delaware  Large Cap Core Fund may result from an improvement in the credit standing of an issuer whose securities are held in the
Fund or from a general  lowering of interest  rates,  or a combination  of both.
Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general  increase  in  interest  rates may be  expected to result in capital depreciation to the Fund.

     In general,  investments in non-investment grade convertible securities are subject  to a  significant  risk of a change in the credit  rating or  financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than  investments of higher rated fixed-income  securities.  Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated  securities,  which react more to  fluctuations in the general level of interest  rates. A Fund will  generally  reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the  economy  and  financial  markets.  However,  while  diversification reduces the effect on the Fund of any single investment,  it does not reduce the overall risk of investing in lower rated securities.

Debt Securities
     In pursuing its investment objective, each Fund may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. The risks inherent  in debt  securities  depend  primarily  on the term and quality of the obligations in a Fund's portfolio as well as on market conditions.  A decline in the prevailing  levels of interest rates  generally  increases the value of debt securities,  while an  increase  in rates  usually  reduces  the  value of those securities.

     Investments  in debt  securities by a Fund are limited to those that are at the time of investment within the four highest grades (generally  referred to as an investment  grade)  assigned by a nationally  recognized  statistical  rating organization  or, if  unrated,  are  deemed to be of  comparable  quality by the
Manager.  If a change in credit  quality  after  acquisition  by a Fund causes a security to no longer be investment  grade, a Fund will dispose of the security, if necessary,  to keep its holdings to 5% or less of the Fund's net assets.  See
"Credit Quality" below. Debt securities rated Baa by Moody's Investors  Service,
Inc.  ("Moody's")  and BBB by  Standard & Poor's  ("S&P"),  although  considered investment  grade,  have  speculative  characteristics  and  changes in economic circumstances  are more likely to lead to a weakened  capacity to make principal and interest payments than is the case with higher grade bonds.

     When a Fund's Manager determines that adverse market or economic conditions exist and considers a temporary defensive position advisable,  a Fund may invest without  limitation in  high-quality  fixed income  securities or hold assets in cash or cash equivalents.

     Credit Quality. Any bond in which the Funds invest will be rated investment grade. As has been the industry  practice,  this determination of credit quality is made at the time a Fund  acquires the bond.  However,  because it is possible that  subsequent  downgrades  could  occur,  if a bond  held by a Fund is  later downgraded,  the Manager,  under the supervision of the Board of Trustees,  will consider  whether it is in the best interest of the Fund's  shareholders to hold or to dispose of the bond.  Among the  criteria  that may be  considered  by the
Manager  and the Board are the  probability  that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the bond has already been reflected in the Fund's net asset value
("NAV"),  and the total  percentage,  if any,  of bonds  currently  rated  below investment grade held by the Fund. In no event, however, will a Fund invest more than 5% of its net assets in bonds rated lower than investment grade.

     Non-investment  grade  securities  have  moderate  to  poor  protection  of principal  and interest  payments  and have  speculative  characteristics.  They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than  investment-grade debt securities.  Because the market for lower-rated  securities  may be thinner and less  active  than for  higher-rated securities,  there may be market  price  volatility  for  these  securities  and limited  liquidity in the resale market.  Market prices for these securities may decline  significantly  in  periods  of general  economic  difficulty  or rising interest rates.

Depositary Receipts
     Each Fund may invest up to 10% of its total  assets in foreign  securities.
Foreign  securities  may  include  American   Depositary   Receipts  and  Global
Depositary  Receipts.  There are  substantial  and different  risks  involved in investing  in foreign  securities.  An  investor  should  consider  these  risks carefully.  For example,  there is generally less publicly available information about foreign  companies than is available about  companies in the U.S.  Foreign companies are not subject to uniform audit and  financial  reporting  standards, practices and requirements comparable to those in the U.S.

     Foreign  securities  involve  currency  risks.  The U.S.  dollar value of a foreign  security  tends to decrease  when the value of the dollar rises against the foreign  currency in which the security is denominated and tends to increase when the value of the  dollar  falls  against  such  currency.  Fluctuations  in exchange  rates may also affect the earning power and asset value of the foreign entity issuing the security.  Dividend and interest  payments may be returned to the country of origin,  based on the exchange rate at the time of  disbursement, and restrictions on capital flows may be imposed.  Losses and other expenses may be  incurred  in  converting  between  various  currencies  in  connection  with purchases and sales of foreign securities.

     Foreign  stock markets are generally not as developed or efficient as those in the U.S. In most foreign  markets  volume and  liquidity are less than in the
U.S.  and, at times,  volatility  of price can be greater  than that in the U.S.
Fixed  commissions  on foreign stock  exchanges  are  generally  higher than the negotiated  commissions on U.S.  exchanges.  There is generally less  government supervision  and  regulation of foreign stock  exchanges,  brokers and companies than in the U.S.

     There is also the  possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments  which could  adversely  affect  investments,  assets or securities transactions of a Fund in some foreign countries. The Funds are not aware of any investment or exchange control regulations which might substantially  impair its operations as described, although this could change at any time.

     The  Funds may be  subject  to  foreign  withholding  taxes on income  from certain foreign securities.  This, in turn, could reduce a Fund's  distributions paid to shareholders.

Futures and Options
     Each Fund may  purchase  put and call  options and engage in the writing of covered  call  options and secured  put  options,  and employ a variety of other investment  techniques.  Specifically,  the Funds may engage in the purchase and sale of stock index  future  contracts,  interest  rate futures  contracts,  and options on such  futures,  all as described  more fully below.  Such  investment policies and techniques may involve a greater degree of risk than those inherent in more  conservative  investment  approaches.  The  Funds  will  engage in such transactions  only to hedge existing  positions,  and it will not engage in such transactions  for the purposes of  speculation  or leverage.  The Funds will not engage in such options or futures  transactions unless it receives any necessary regulatory approvals permitting them to engage in such transactions.

     Options on Securities.  To hedge against adverse market shifts,  a Fund may purchase put and call options on securities held in its portfolio.  In addition, a Fund may seek to increase its income in an amount  designed to meet  operating expenses or may hedge a portion of its  portfolio  investments  through  writing
(that is,  selling)  "covered" put and call options.  A put option  provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying  security at a specified price at any time during or at the end of the option period. In contrast,  a call option gives the purchaser the right to buy the underlying  security  covered by the option from the writer of the option at the stated exercise  price. A covered call option  contemplates that,  for so long as a Fund is obligated  as the writer of the option,  it will own (i) the  underlying  securities  subject  to the  option or (ii)  securities convertible into, or exchangeable  without the payment of any consideration for, the securities subject to the option. The value of the underlying  securities on which  covered  call  options will be written at any one time by a Fund will not exceed 25% of the Fund's total assets. A Fund will be considered  "covered" with respect to a put option it writes if, so long as it is  obligated  as the writer of a put  option,  it deposits  and  maintains  with its  custodian  cash,  U.S.
government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     The Funds may purchase  options on securities that are listed on securities exchanges or that are traded over-the-counter.  As the holder of a put option, a
Fund has the  right to sell the  securities  underlying  the  option  and as the holder of a call  option,  the Fund has the  right to  purchase  the  securities underlying the option,  in each case at the option's  exercise price at any time prior to, or on, the options  expiration date. A Fund may choose to exercise the options  it  holds,  permit  them to  expire or  terminate  them  prior to their expiration  by entering  into  closing  sale  transactions.  In entering  into a closing sale transaction,  a Fund would sell an option of the same series as the one it has purchased.

     A Fund receives a premium when it writes call options,  which increases the
Fund's  return  on the  underlying  security  in the event  the  option  expires unexercised  or is closed out at a profit.  By writing a call, a Fund limits its opportunity  to profit from an increase  in the market  value of the  underlying security  above  the  exercise  price of the  option  for as long as the  Fund's obligation as writer of the option continues.  A Fund receives a premium when it writes put options, which increases the Fund's return on the underlying security in the event the option  expires  unexercised  or is closed out at a profit.  By writing a put, a Fund limits its  opportunity  to profit from an increase in the market value of the  underlying  security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, a Fund will receive less total return and in other periods greater total  return from its hedged  positions  than it would have  received  from its underlying securities if unhedged.

     In  purchasing a put option,  a Fund seeks to benefit from a decline in the market price of the underlying security,  whereas in purchasing a call option, a
Fund seeks to benefit  from an  increase in the market  price of the  underlying security.  If an option purchased is not sold or exercised when it has remaining value,  or if the market price of the  underlying  security  remains equal to or greater than the exercise  price,  in the case of a put, or remains  equal to or below the exercise price, in the case of a call,  during the life of the option, a Fund will lose its investment in the option.  For the purchase of an option to be  profitable,  the  market  price  of the  underlying  security  must  decline sufficiently  below the exercise  price, in the case of a put, and must increase sufficiently  above  the  exercise  price,  in the case of a call,  to cover the premium and transaction costs.  Because option premiums paid by a Fund are small in relation  to the market  value of the  investments  underlying  the  options, buying options can result in large amounts of leverage.  The leverage offered by trading in options  could cause a Fund's NAV to be subject to more  frequent and wider fluctuations than would be the case if a Fund did not invest in options.

     The Funds will purchase call options on stock index futures  contracts if a
Fund's  investment  advisor  anticipates a market rally.  The purchase of a call option  on a stock  index  futures  contract  represents  a means  of  obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. A Fund will purchase a call  option  on a stock  index  futures  contract  to hedge  against a market advance  when the  Fund is  holding  cash.  A Fund  can  take  advantage  of the anticipated rise in the value of equity securities  without actually buying them until the market is stabilized.  At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

     The Funds will write call  options on stock index  futures  contracts  if a
Fund's investment advisor  anticipates a market decline. As the market declines, a call option on such a contract becomes less valuable.  If the futures contract price at expiration of the option is below the exercise  price,  the option will not be exercised and the Fund will retain the full amount of the option premium.
Such amount  provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     The Funds will write put  options on stock  index  futures  contracts  if a
Fund's investment advisor anticipates a market rally. As the market appreciates, a put option on a stock index futures  contract  becomes less  valuable.  If the futures  contract  price at  expiration  of the  option  has risen due to market appreciation  and is above the exercise price,  the option will not be exercised and the Fund will retain the full amount of the option premium.  Such amount can then  be used by the  Fund to buy  portfolio  securities  when  the  market  has stabilized.

     Over-the-Counter  ("OTC") Options.  The Funds may purchase OTC options. OTC options  differ  from  exchange-traded  options  in several  respects.  They are transacted directly with dealers and not with a clearing corporation,  and there is a risk of  non-performance  by the  dealer.  However,  the premium is paid in advance by the  dealer.  OTC  options  are  available  for a greater  variety of securities and foreign currencies,  and in a wider range of expiration dates and exercise  prices  than  exchange-traded  options.  Since  there is no  exchange, pricing is normally done by reference to information from a market maker,  which information  is carefully  monitored or caused to be monitored by the investment manager and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it  voluntarily only by entering into a closing transaction.  In the case of OTC options,  there can be no assurance that a continuous liquid secondary market will exist for any particular  option at any  specific  time.  Consequently,  a Fund may be able to realize the value of an OTC option it has  purchased  only by  exercising  it or entering  into a closing  sale  transaction  with the  dealer  that  issued  it.
Similarly,  when a Fund writes an OTC option,  it  generally  can close out that option  prior  to its  expiration  only  by  entering  into a  closing  purchase transaction  with the  dealer  to which it  originally  wrote the  option.  If a covered call option writer cannot effect a closing  transaction,  it cannot sell the  underlying  security or foreign  currency  until the option  expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an  underlying  security  even  though  it  might  otherwise  be advantageous to do so.  Likewise,  the writer of a covered OTC put option may be unable to sell the  securities  pledged to secure  the put for other  investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it  difficult to terminate  its position on a timely basis in the absence of a secondary market.

     The Funds may purchase and write  over-the-counter  put and call options in negotiated transactions.  The staff of the SEC has previously taken the position that the value of  purchased  OTC  options  and the assets  used as "cover"  for written OTC options are illiquid  securities and, as such, are to be included in the calculation of a Fund's 15% limitation on illiquid securities.  However, the staff has eased its  position  somewhat in certain  limited  circumstances.  The
Funds will attempt to enter into  contracts  with certain  dealers with which it writes OTC options. Each such contract will provide that a Fund has the absolute right to  repurchase  the  options it writes at any time at a  repurchase  price which  represents  the fair market  value,  as  determined in good faith through negotiation  between  the  parties,  but which in no event  will  exceed a price determined  pursuant  to a  formula  contained  in the  contract.  Although  the specific  details of such  formula may vary among  contracts,  the formula  will generally be based upon a multiple of the premium received by a Fund for writing the  option,  plus the amount,  if any, of the  option's  intrinsic  value.  The formula  will also  include a factor to account for the  difference  between the price of the security and the strike price of the option.  If such a contract is entered into, a Fund will count as illiquid only the initial formula price minus the options intrinsic value.

     The Funds will enter into such contracts only with primary U.S.  government securities dealers recognized by the Federal Reserve Bank of New York. Moreover,
such primary  dealers will be subject to the same  standards as are imposed upon dealers with which the Funds enter into repurchase agreements.

     Securities  Index  Options.  In  seeking  to hedge all or a portion  of its investment,  the Funds may purchase and write put and call options on securities indexes listed on securities exchanges, which indexes include securities held in a Fund's portfolio.

     A securities  index  measures the movement of a certain  group of stocks or debt securities by assigning  relative values to the securities  included in the index.  Options  on  securities  indexes  are  generally  similar  to options on specific securities. Unlike options on specific securities,  however, options on securities  indexes do not involve the delivery of an underlying  security;  the option in the case of an option on a stock index represents the holders right to obtain  from the  writer  in cash a fixed  multiple  of the  amount by which the exercise  price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

     When a Fund writes an option on a  securities  index,  it will  establish a segregated account with its custodian, or a designated sub-custodian, in which a
Fund will deposit cash,  U.S.  government  securities or other liquid high grade debt obligations in an amount equal to the market value of the option,  and will maintain the account while the option is open.

     Securities  index  options are subject to position and exercise  limits and other  regulations  imposed by the exchange on which they are traded.  If a Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase  transaction,  which is accomplished by purchasing an option of the same  series as the  option  previously  written.  The  ability of a Fund to engage in closing purchase transactions with respect to securities index options depends  on the  existence  of a liquid  secondary  market.  Although  the Funds generally  purchase or write securities index options only if a liquid secondary market for the options  purchased  or sold appears to exist,  no such  secondary market may exist, or the market may cease to exist at some future date, for some options.  No assurance can be given that a closing  purchase  transaction can be effected when a Fund desires to engage in such a transaction.

     Risks Relating to Purchase and Sale of Options on Stock  Indexes.  Purchase
and sale of options on stock  indexes by the Funds are subject to certain  risks that are not present with options on securities.  Because the  effectiveness  of purchasing or writing stock index  options as a hedging  technique  depends upon the extent to which price movements in a Fund's portfolio  correlates with price movements in the level of the index rather than the price of a particular stock, whether a Fund will  realize a gain or loss on the  purchase  or  writing  of an option on an index  depends  upon  movements in the level of stock prices in the stock market  generally  or, in the case of certain  indexes,  in an industry or market  segment,  rather  than  movements  in the price of a  particular  stock.
Accordingly,  successful  use by a Fund of options on indexes will be subject to the ability of the Manager to

correctly predict movements in the direction of the stock market generally or of a particular  industry.  This  requires  different  skills and  techniques  than predicting  changes  in the price of  individual  stocks.  In the event a Fund's advisor is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

     Index prices may be distorted if trading of certain stocks  included in the index is  interrupted.  Trading  in index  options  also may be  interrupted  in certain circumstances, such as if trading were halted in a substantial number of stocks  included  in the index.  If this  occurred,  a Fund would not be able to close out options  which it had  purchased  or written and, if  restrictions  on exercise  were  imposed,  might be unable to exercise an option it holds,  which could result in  substantial  losses to the Fund.  However,  it will be a Fund's policy to purchase or write  options only on indexes  which include a sufficient number  of  stocks  so that the  likelihood  of a  trading  halt in the index is minimized.

     Futures Contracts and Options on Futures Contracts.  The Funds may purchase and sell stock index futures  contracts.  The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging permits the
Funds to gain rapid  exposure to or protect  itself from  changes in the market.
For example,  a Fund may find itself with a high cash  position at the beginning of a market rally.  Conventional procedures of purchasing a number of individual issues  entail the lapse of time and the  possibility  of missing a  significant market  movement.  By using  futures  contracts,  the Fund can obtain  immediate exposure to the market and benefit  from the  beginning  stages of a rally.  The buying  program can then proceed,  and once it is completed (or as it proceeds), the  contracts  can be  closed.  Conversely,  in the  early  stages  of a market decline,  market  exposure can be promptly  offset by entering  into stock index futures  contracts to sell units of an index and  individual  stocks can be sold over a longer period under cover of the resulting short contract position.

     The futures contracts in which a Fund may invest have been developed by and are traded on national  commodity  exchanges.  Stock index futures contracts are commodity contracts listed on commodity exchanges. Stock index futures contracts may be based upon  broad-based  stock  indexes  such as the Russell  3000 Growth
Index and  Standard & Poor's 500 Index  ("S&P 500  Index") or upon  narrow-based stock indexes.  A stock index assigns  relative values to common stocks included in the index and the index  fluctuates  with the value of the  common  stocks so included.  A futures contract is a legal agreement between a buyer or seller and the clearing  house of a futures  exchange in which the parties  agree to make a cash settlement on a specified future date in an amount  determined by the stock index on the last trading day of the contract.  The amount is a specified dollar amount  (usually $100 or $500) times the  difference  between the index value on the last trading day and the value on the day the contract was struck.

     A buyer  entering into a stock index futures  contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the  actual  value of the stock  index on the last day of the  contract  and the value of the stock index  established  by the  contract.  A Fund may assume both
"long" and "short" positions with respect to futures contracts.  A long position involves  entering into a futures  contract to buy a commodity,  whereas a short position involves entering into a futures contract to sell a commodity.

     The  purpose  of  trading  futures  contracts  is to  protect  a Fund  from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of a Fund's investment securities will exceed the value of the futures  contracts  sold by the Fund, an increase in the value of the futures contracts could only mitigate,  but not totally offset, the decline in the value of the Fund's assets.  No consideration is paid or received by a Fund upon trading a futures contract.  Upon trading a futures  contract,  a
Fund will be required to deposit in a segregated account with its custodian,  or designated  sub-custodian,  an amount of cash,  short-term  securities issued or
guaranteed  by  the  U.S.  government  or  its  agencies  or   instrumentalities
("Government   Securities")  or  other  U.S.   dollar-denominated,   high-grade,
short-term  money market  instruments  equal to  approximately  1% to 10% of the contract  amount  (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as  "initial  margin" and is in the nature of a  performance  bond or good faith deposit on the contract that is returned to a Fund upon termination of the  futures  contract,  assuming  that all  contractual  obligations  have been satisfied;  the broker  will have  access to amounts in the margin  account if a
Fund fails to meet its contractual obligations.  The nature of initial margin in futures  transactions is different from that of margin in security  transactions in that futures contract margin does not involve  borrowing funds by the Fund to finance  the  transactions.  Rather,  the  initial  margin is in the nature of a performance  bond or good faith  deposit on the contract that is returned to the
Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

     Subsequent  payments,  known as "variation margin," to and from the broker, will be made daily as the price of the  currency or  securities  underlying  the futures contract fluctuates,  making the long and short positions in the futures contract  more or less  valuable,  a process known as  "marking-to-market."  For example,  when the Fund enters into a contract in which it benefits  from a rise in the value of an index and the price of the underlying  stock index has risen, the Fund will receive from the broker a variation  margin  payment equal to that increase  in value.  Conversely,  if the  price of the  underlying  stock  index declines,  the Fund would be required to make a variation  margin payment to the broker equal to the decline in value.  At any time prior to the  expiration of a futures  contract,  a Fund may elect to close a position  by taking an  opposite position,  which will  operate to  terminate a Fund's  existing  position in the contract.

     Each short position in a futures or options contract entered into by a Fund is secured by the Fund's ownership of underlying securities. A Fund does not use leverage when it enters into long futures or options contracts; a Fund places in a segregated  account with its  custodian,  or  designated  sub-custodian,  with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

     The Funds may trade stock index futures  contracts to the extent  permitted under  rules  and  interpretations  adopted  by the  Commodity  Futures  Trading
Commission (the "CFTC").  U.S. futures contracts have been designed by exchanges that  have been  designated  as  "contract  markets"  by the  CFTC,  and must be executed  through a futures  commission  merchant,  or brokerage firm, that is a member of the relevant  contract market.  Futures contracts trade on a number of contract  markets,  and,  through  their  clearing  corporations,  the exchanges guarantee  performance  of the contracts as between the clearing  members of the exchange.

     The Funds intend to comply with CFTC  regulations and avoid "commodity pool operator" status. The Funds currently do not intend to engage in transactions in futures  contracts or options thereon for  speculation,  but will engage in such transactions only for bona fide hedging purposes.

     The Funds may enter  into  contracts  with  respect  to any stock  index or sub-index.  To hedge a Fund's  portfolio  successfully,  however,  the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a  significant  correlation  with  movements  in the  prices of the  Fund's portfolio securities.

     Risks  of  Transactions  in  Futures   Contracts  and  Options  on  Futures
Contracts:
     Holding Risks in Futures Contracts Transactions. There are several risks in using stock index futures contracts as hedging devices.  First, all participants in the  futures  market  are  subject to initial  margin  and  variation  margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting  transactions which could distort the normal  relationship  between  the index or  security  and the  futures  market.
Second,  the margin  requirements  in the  futures  market are lower than margin requirements  in the securities  market,  and as a result the futures market may
attract  more   speculators   than  does  the   securities   market.   Increased
participation  by  speculators  in the futures  market may also cause  temporary price  distortions.  Because of possible price  distortion in the futures market and because of  imperfect  correlation  between  movements  in stock  indexes or securities  and  movements  in the prices of futures  contracts,  even a correct forecast  of  general  market  trends  may not  result in a  successful  hedging transaction over a very short period.

     Another risk arises because of imperfect  correlation  between movements in the value of the futures  contracts  and  movements  in the value of  securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect  correlation  increases  as  the  composition  of a  Fund's  portfolio diverges  from the  securities  included in the  applicable  stock index.  It is possible that a Fund might sell stock index futures contracts

                                       10

to hedge its portfolio against a decline in the market,  only to have the market advance and the value of securities held in a Fund's portfolio decline.  If this occurred, a Fund would lose money on the contracts and also experience a decline in the value of its portfolio  securities.  While this could occur,  the Manager believes that over time the value of a Fund's portfolio will tend to move in the same  direction as the market  indexes and will attempt to reduce this risk,  to the extent  possible,  by  entering  into  futures  contracts  on indexes  whose movements they believe will have a significant correlation with movements in the value of a Fund's portfolio securities sought to be hedged.

     Successful use of futures  contracts by a Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the market.  If a Fund has hedged  against the  possibility  of a decline in the value of the stocks held in its  portfolio  or an  increase  in  interest  rates adversely  affecting the value of fixed-income  securities held in its portfolio and stock prices increase or interest rates decrease instead,  a Fund would lose part or all of the benefit of the increased  value of its security  which it has hedged  because it will have  offsetting  losses in its  futures  positions.  In addition,  in such situations,  if a Fund has insufficient  cash, it may have to sell  securities  to meet daily  variation  margin  requirements.  Such sales of securities may, but will not  necessarily,  be at increased prices which reflect the  rising  market  or  decline  in  interest  rates.  A Fund  may have to sell securities at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts. The Funds may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or  eliminate  the hedge  position  held by a Fund.  A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made,  additional  cash as required is paid by or to a Fund, and a Fund realizes a loss or a gain.

     Positions in futures  contracts  may be closed only on an exchange or board of trade providing a secondary market for such futures  contracts.  Although the
Funds  intend to enter into  futures  contracts  only on  exchanges or boards of trade  where  there  appears  to be an  active  secondary  market,  there  is no assurance that a liquid secondary market will exist for any particular  contract at any particular time.

     In addition,  most domestic futures exchanges and boards of trade limit the amount of  fluctuation  permitted  in futures  contract  prices  during a single trading day. The daily limit  establishes the maximum amount that the price of a futures  contract may vary either up or down from the previous day's  settlement price at the end of a trading session.  Once the daily limit has been reached in a  particular  contract,  no trades may be made that day at a price  beyond that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential  losses because the limit may prevent the liquidation of unfavorable  positions.  It is possible that futures contract prices could move to the daily limit for several  consecutive  trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting  some futures  traders to substantial  losses.  In such event, it will not be  possible to close a futures  position  and, in the event of adverse price  movements,  a Fund  would be  required  to make daily  cash  payments  of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements  in the  futures  contract  and thus  provide an offset to losses on a futures contract.

     Risks and Special  Considerations of Options on Futures Contracts.  The use
of options on interest  rate and stock index  futures  contracts  also  involves additional  risk.  Compared to the  purchase or sale of futures  contracts,  the purchase of call or put options on futures  contracts  involves  less  potential risk to a Fund  because the maximum  amount at risk is the premium  paid for the options  (plus  transactions  costs).  The writing of a call option on a futures contract  generates a premium which may partially  offset a decline in the value of a Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures  contract,  which may have a value  higher  than the  exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but a Fund becomes obligated to purchase a futures contract,  which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing  options on  futures  contracts  may  exceed  the amount of the  premium received.

                                       11

     The effective use of options  strategies is dependent,  among other things, on a Fund's  ability to terminate  options  positions at a time when the Manager deems it desirable to do so.  Although a Fund will enter into an option position only if the Manager  believes  that a liquid  secondary  market  exists for such option,  there  is no  assurance  that a Fund  will be able  to  effect  closing transactions  at  any  particular  time  or at an  acceptable  price.  A  Fund's transactions  involving  options on futures  contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options on futures  contracts will be based upon  predictions as to anticipated  interest rates or market trends by the Manager which could prove to be inaccurate.  Even if the expectations of the
Manager are correct, there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

     Investments in futures  contracts and related  options by their nature tend to be more  short-term  than other equity  investments  made by a Fund. A Fund's ability to make such  investments,  therefore,  may result in an  increase  in a
Fund's  portfolio  activity and thereby may result in the payment of  additional transaction costs.

     The Code  requires  the Funds to diversify  its  investment  holdings.  The
Internal Revenue Service position  regarding the treatment of futures  contracts and related options for diversification purposes is not clear, and the extent to which  the  Funds  may  engage  in these  transactions  may be  limited  by this requirement.  The Code also  provides  that,  with  respect to  certain  futures contracts  and  options  held  by the  Funds  at the  end of its  taxable  year, unrealized  gain or loss on such  contracts  may have to be  recognized  for tax purposes  under a special  system  within  the  Code.  The  actual  gain or loss recognized by a Fund in an eventual disposition of such contract,  however, will be adjusted by the amount of the gain or loss recognized earlier under the Codes system. See "Distributions and Taxes" below.

     Options  on Stock  Index  Futures  Contracts.  An option  on a stock  index futures  contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures  contract at a specified  exercise price at any time prior to the  expiration  date of the  option.  A call  option gives the  purchaser  of such option the right to buy, and it obliges its writer to sell, a specified  underlying  futures contract at a specified exercise price at any time prior to the  expiration  date of the option.  A purchaser  of a put option has the right to sell,  and the writer has the  obligation  to buy,  such contract at the exercise  price during the option  period.  Upon  exercise of an option,  the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated  balance in the writer's future margin account,  which represents the amount by which the market price of the futures contract exceeds,  in the case of a call, or is less than,  in the case of a put,  the  exercise  price of the option on the  futures contract.  If an  option  is  exercised  on the last  trading  day  prior to the expiration  date of the option,  the  settlement  will be made  entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures  contract on the  expiration  date. A Fund will pay a premium for purchasing options on stock index futures  contracts.  Because the value of the  option is fixed at the point of sale,  there are no daily cash payments to reflect  changes in the value of the underlying  contract;  however, the value of the option does change  daily and that change would be reflected in the NAV of the Fund.  In  connection  with the writing of options on stock index futures contracts,  a Fund will make initial margin deposits and make or receive maintenance  margin  payments  that reflect  changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     Risks Relating to Options on Stock Index Futures Contracts. Compared to the
purchase or sale of futures  contracts,  the  purchase of call or put options on futures  contracts  involves less  potential  risk to a Fund because the maximum amount at risk is the premium  paid for the options  (plus  transaction  costs).
However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures  contract would not result in a loss,  such as when there is no movement in the underlying index.

     The writing of a put or call option on a futures  contract  involves  risks similar to those relating to  transactions  in futures  contracts.  By writing a call option, a Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures  contract,  which may have a value  higher  than the  exercise price. Conversely,

                                       12

the writing of a put option on a futures contract  generates a premium,  but the
Fund becomes  obligated to purchase a futures  contract,  which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     The holder or writer of an option on a futures  contract may  terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to  establish  and close out  positions  on such  options will be subject to the development and maintenance of a liquid market.

     Finally,  a Fund's  purchase or sale of put or call  options on stock index futures contracts will be based upon predictions as to anticipated market trends by the  Fund's  investment  advisor  or  sub-advisor,  which  could  prove to be inaccurate.  Even  if the  expectations  of the  Fund's  investment  advisor  or sub-advisor  are  correct,  there may be an  imperfect  correlation  between the change in the value of the options and of the Fund's portfolio securities.

     Short Sales Against the Box. The Funds may sell  securities  "short against the box."  Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short  position is open, a Fund owns at least an equal amount of the  securities  or  securities convertible into, or exchangeable without further  consideration for, securities of the same issue as the securities sold short.  Short sales against the box are typically used by sophisticated  investors to defer recognition of capital gains or losses.

Equity Securities
     Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.  Investments in equity  securities in general are subject to market risks that may cause their prices to fluctuate  over time. The value of convertible  equity securities is also affected by prevailing  interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the
Fund to fluctuate.

Government Securities
     Government   Securities  in  which  each  Fund  may  invest   include  debt
obligations  of  varying  maturities  issued by the U.S.  Treasury  or issued or guaranteed by an agency or instrumentality of the U.S. government, including the
Federal Housing Administration, Farmers Home Administration,  Export-Import Bank
of  the  United  States,  Small  Business  Administration,  Government  National
Mortgage Association ("GNMA"), General Services Administration, Central Bank for
Cooperatives,  Federal Farm Credit Banks,  Federal Home Loan Banks, Federal Home
Loan Mortgage  Corporation,  Federal  Intermediate  Credit  Banks,  Federal Land
Banks, Federal National Mortgage Association ("FNMA"),  Maritime Administration,
Tennessee  Valley  Authority,  District of Columbia  Armory Board,  Student Loan
Marketing  Association and Resolution Trust  Corporation.  Direct obligations of the United States Treasury  include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality  that it sponsors, each  Fund  invests  in  obligations  issued by an  instrumentality  of the U.S.
government only if the Manager determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

Indexed Securities
     Indexed securities  include  commercial paper,  certificates of deposit and other fixed-income  securities whose values at maturity or coupon interest rates are  determined by reference to the return of a particular  stock index or group of stocks.  Indexed  securities can be affected by changes in interest rates and the  creditworthiness of their issuers as well as stock prices and may not track market returns as accurately as direct investments in common stocks.

Investment Company Securities
     Any  investments  that  a Fund  makes  in  either  closed-end  or  open-end investment  companies  will be  limited  by the 1940 Act,  and would  involve an indirect payment of a portion of the expenses,  including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Fund may not (i) own more than 3%

                                       13

of the voting stock of another investment  company;  (ii) invest more than 5% of the Fund's total assets in the shares of any one investment  company;  nor (iii)
invest more than 10% of the Fund's  total  assets in shares of other  investment companies.  If a Fund  elects  to  limit  its  investment  in  other  investment companies to closed-end investment companies,  the 3% limitation described above is  increased  to 10%.  These  percentage  limitations  also  apply  to a Fund's investments in unregistered  investment companies. In addition, the Fund may not operate  as a "fund of funds"  which  invests  primarily  in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

Portfolio Loan Transactions
     Each Fund may loan up to 25% of its assets to qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     It is the  understanding  of the Manager  that the staff of the SEC permits portfolio lending by registered  investment  companies if certain conditions are met.  These  conditions  are as  follows:  1) each  transaction  must  have 100%
collateral  in the form of  cash,  short-term  U.S.  government  securities,  or irrevocable  letters of credit  payable by banks  acceptable  to a Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities  increase,  the borrower must furnish  additional collateral to the Fund involved;  3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive  reasonable  interest on any loan, and any dividends, interest or other distributions on the lent securities, and any  increase in the market  value of such  securities;  5) the Fund may pay reasonable  custodian fees in connection with the loan; and 6) the voting rights on the  lent  securities  may pass to the  borrower;  however,  if the  Board of
Trustees  of the Trust  knows that a material  event  will  occur  affecting  an investment  loan, they must either terminate the loan in order to vote the proxy or enter  into an  alternative  arrangement  with the  borrower  to  enable  the trustees to vote the proxy.

     The major risk to which a Fund would be  exposed on a loan  transaction  is the risk that the  borrower  would go  bankrupt  at a time when the value of the security goes up.  Therefore,  each Fund will only enter into loan  arrangements after a review of all pertinent  facts by the Manager,  under the supervision of the Board of Trustees,  including the  creditworthiness of the borrowing broker, dealer or  institution  and then only if the  consideration  to be received from such loans would  justify the risk.  Creditworthiness  will be  monitored  on an ongoing basis by the Manager.

Repurchase Agreements
     Each Fund may invest in repurchase  agreements.  Repurchase  agreements are instruments  under which  securities  are  purchased  from a bank or  securities dealer with an agreement by the seller to  repurchase  the  securities.  Under a repurchase  agreement,  the purchaser acquires ownership of the security but the seller agrees,  at the time of sale, to repurchase it at a mutually  agreed-upon time and price.  A Fund will take  custody of the  collateral  under  repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller  secured by the securities  transferred.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated  to the  coupon  rate  or  maturity  of the  purchase  security.  Such transactions  afford an opportunity for a Fund to invest  temporarily  available cash. A Fund's risk is limited to the seller's  ability to buy the security back at the agreed-upon sum at the agreed-upon  time, since the repurchase  agreement is secured by the  underlying  obligation.  Should such an issuer  default,  the investment managers believe that, barring  extraordinary  circumstances,  a Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities,  although there could be a delay in recovery.  A Fund considers the  creditworthiness  of the bank or dealer from whom it purchases repurchase  agreements.  A Fund will monitor such transactions to assure  that the value of the  underlying  securities  subject to  repurchase agreements is at least equal to the repurchase price. The underlying  securities will be limited to those described above.

     Not more than 15% of a Fund's assets may be invested in illiquid securities of which no more than 10% may be invested in repurchase agreements of over seven days' maturity.  A Fund will limit its  investments in repurchase  agreements to those which the Manager under guidelines of the Board of Trustees  determines to present minimal credit risks and which are of high quality. In addition,  a Fund must have collateral of at least 102% of the

                                       14

repurchase price,  including the portion  representing a Fund's yield under such agreements, which is monitored on a daily basis.

     The funds in the Delaware  Investments(R)family  have obtained an exemption from the  joint-transaction  prohibitions  of  Section  17(d) of the 1940 Act to allow certain funds jointly to invest cash  balances.  Each Fund may invest cash balances in a joint  repurchase  agreement in  accordance  with the terms of the
Order and subject generally to the conditions described above.

Rule 144A Securities
     Most of the privately placed securities acquired by a Fund will be eligible for resale by a Fund  without  registration  pursuant  to Rule 144A  ("Rule 144A
Securities")  under  the 1933 Act.  While  maintaining  oversight,  the Board of
Trustees has  delegated to the Manager the  day-to-day  function of  determining whether  individual Rule 144A Securities are liquid for purposes of a Fund's 15%
limitation on investments in illiquid  securities.  The Board has instructed the
Manager to consider the following factors in determining the liquidity of a Rule
144A Security:  (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential  purchasers;  (iii) whether at least two dealers are making a market in the  security;  and (iv) the nature of the  security  and the nature of the  marketplace  trades  (e.g.,  the time  needed to  dispose  of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified  institutional buyers become,  for a period of time,  uninterested in purchasing these securities.  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities  exceed the Fund's 15% limit on  investment in such  securities,  the
Manager  will  determine  what  action  shall be taken to  ensure  that the Fund continues to adhere to such limitation.

Temporary Investments
     The Funds'  reserves  may be invested in domestic  short-term  money market
instruments   including,   but  not  limited  to,  U.S.  government  and  agency
obligations,  certificates  of deposit,  bankers'  acceptances,  time  deposits,
commercial   paper,   short-term   corporate  debt   securities  and  repurchase
agreements.  During temporary  defensive periods as determined by the Manager, a
Fund may hold up to 100% of its total assets in  short-term  obligations  of the types described above.

Warrants
     Each Fund may purchase  warrants and similar  rights,  which are privileges issued by  corporations  enabling  the  owners to  subscribe  to and  purchase a specified  number of shares of the  corporation  at a specified  price  during a specified period of time. The purchase of warrants involves the risk that a Fund could  lose the  purchase  value of a  warrant  if the  right  to  subscribe  to additional shares is not exercised prior to the warrant's expiration.  Also, the purchase of warrants  involves  the risk that the  effective  price paid for the warrant added to the  subscription  price of the related security may exceed the value  of the  subscribed  security's  market  price  such as when  there  is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
     Each Fund may purchase  securities  on a  when-issued  or delayed  delivery basis. In such transactions, instruments are purchased with payment and delivery taking  place in the  future  in order to  secure  what is  considered  to be an advantageous  yield or price at the  time of the  transaction.  Delivery  of and payment for these  securities may take as long as a month or more after the date of the purchase commitment.  A Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
The payment  obligation  and the  interest  rates that will be received are each fixed at the time a Fund enters into the commitment  and no interest  accrues to the Fund until  settlement.  Thus,  it is possible  that the market value at the time of  settlement  could be higher  or lower  than the  purchase  price if the general level of interest rates has changed.

                                       15

--------------------------------------------------------------------------------
                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

     Each Fund has adopted a policy  generally  prohibiting  the  disclosure  of portfolio  holdings  information to any person until after 30 calendar days have passed. We post a list of each Fund's portfolio holdings monthly,  with a 30 day lag, on the Funds' Web site,  www.delawareinvestments.com.  In addition, on a 10 day lag, we also make  available a  month-end  summary  listing of the number of each Fund's securities,  country and asset  allocations,  and top ten securities and  sectors by  percentage  of  holdings  for each Fund.  This  information  is available publicly to any and all shareholders free of charge once posted on the
Web site by calling 800 523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute  the Funds'  shares,  are  generally  treated  similarly  and are not provided  with  the  Funds'  portfolio  holdings  in  advance  of when  they are generally available to the public.

     Third-party  service  providers  and  affiliated  persons  of the Funds are provided  with the Funds'  portfolio  holdings  only to the extent  necessary to perform services under agreements  relating to the Funds. In accordance with the policy,  third-party service providers who receive non-public portfolio holdings information  on an  ongoing  basis are:  the  Manager's  affiliates,  the Funds'
independent registered public accounting firm, the Funds' custodian,  the Funds'
legal counsel,  the Funds' financial printer and the Funds' proxy voting service
(Institutional  Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party  rating and  ranking  organizations  and  consultants  who have signed  agreements  ("Non-Disclosure  Agreements") with the Funds or the Manager may receive portfolio holdings information more quickly than the 30 day lag. The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the  information  or trading  on the  information  (either in Fund  shares or in shares of the Funds'  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither  the Funds,  the  Manager  nor any  affiliate  receive any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Funds' Chief Compliance Officer prior to such use.

     The Trust's Board of Trustees will be notified of any substantial change to the foregoing  procedures.  The Board of Trustees also receives an annual report from the Trust's Chief Compliance Officer which,  among other things,  addresses the operation of the Trust's  procedures  concerning the disclosure of portfolio holdings information.

                                       16

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other  Delaware  Investments(R)family  of funds (each a
"Delaware Investments(R)Fund" and together, the "Delaware Investments(R)Funds").
As of August 10, 2006,  the Trust's  officers and Trustees owned 1.40% and 4.86%
of the  outstanding  shares  of the  Class  A and  Institutional  Class  Shares, respectively,  of  Delaware  Select  Growth  Fund,  and  less  than  1%  of  the outstanding  shares of the Class B and  Class R Shares  of the  Delaware  Select
Growth Fund. The Trust's  Trustees and principal  officers are noted below along with their  ages and their  business  experience  for the past five  years.  The
Trustees serve for indefinite terms until their resignation, death or removal.

----------------------- ---------------- ------------------- ------------------------- -------------------- -----------------
                                                                                                                 Other
                                                                                            Number of         Directorships
                                                                                       Portfolios in Fund       Held by
                          Position(s)         Length of            Principal            Complex Overseen        Trustee/
Name, Address and        Held with the          Time             Occupation(s)            by Trustee or       Director or
Birthdate                    Trust             Served          During Past 5 Years           Officer            Officer
----------------------- ---------------- ------------------- ------------------------- -------------------- -----------------
-----------------------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Patrick P. Coyne(2)         Chairman,        Chairman and    Mr. Coyne has served in           82                 None
2005 Market Street       President, Chief    Trustee since      various executive
Philadelphia, PA 19103  Executive Officer   August 16, 2006  capacities at different
                           and Trustee                          times at Delaware
April 14, 1963                               President and        Investments(1)
                                                 Chief
                                               Executive
                                             Officer since
                                            August 1, 2006
----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Thomas L. Bennett            Trustee          Since March       Private Investor -             82                 None
2005 Market Street                             23, 2005       (March 2004 - Present)
Philadelphia, PA 19103
                                                               Investment Manager -
October 4, 1947                                                Morgan Stanley & Co.
                                                              (January 1984 - March
                                                                      2004)

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
John A. Fry                  Trustee            4 Years            President -                 82              Director -
2005 Market Street                                             Franklin & Marshall                             Community
Philadelphia, PA 19103                                               College                                 Health Systems
                                                              (June 2002 - Present)
May 28, 1960
                                                                  Executive Vice
                                                              President - University
                                                                 of Pennsylvania
                                                             (April 1995 - June 2002)

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Anthony D. Knerr             Trustee           12 Years          Founder/Managing              82                 None
2005 Market Street                                              Director - Anthony
Philadelphia, PA 19103                                          Knerr & Associates
                                                              (Strategic Consulting)
December 7, 1938                                                 (1990 - Present)

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Lucinda S. Landreth          Trustee          Since March        Chief Investment              82                 None
2005 Market Street                             23, 2005             Officer -
Philadelphia, PA 19103                                            Assurant, Inc.
                                                                   (Insurance)
June 24, 1947                                                     (2002 - 2004)
----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Ann R. Leven                 Trustee           16 Years       Treasurer/Chief Fiscal           82             Director and
2005 Market Street                                             Officer -- National                          Audit Committee
Philadelphia, PA 19103                                            Gallery of Art                             Chairperson -
                                                                  (1994 - 1999)                               Andy Warhol
----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------

                                       17

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
November 1, 1940                                                                                               Foundation

                                                                                                              Director and
                                                                                                            Audit Committee
                                                                                                                Member -
                                                                                                             Systemax Inc.
----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Thomas F. Madison            Trustee           11 Years          President/Chief               82              Director -
2005 Market Street                                           Executive Officer - MLM                         Banner Health
Philadelphia, PA 19103                                            Partners, Inc.
                                                                 (Small Business                               Director -
February 25, 1936                                            Investing & Consulting)                          CenterPoint
                                                             (January 1993 - Present)                            Energy

                                                                                                              Director and
                                                                                                            Audit Committee
                                                                                                                Member -
                                                                                                             Digital River
                                                                                                                  Inc.

                                                                                                              Director and
                                                                                                            Audit Committee
                                                                                                                Member -
                                                                                                                 Rimage
                                                                                                              Corporation

                                                                                                               Director -
                                                                                                                Valmont
                                                                                                            Industries, Inc.

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
Janet L. Yeomans             Trustee            6 Years           Vice President               82                 None
2005 Market Street                                           (January 2003 - Present)
Philadelphia, PA 19103                                            and Treasurer
                                                             (January 2006 - Present)
July 31, 1948                                                     3M Corporation

                                                               Ms. Yeomans has held
                                                                various management
                                                                 positions at 3M
                                                             Corporation since 1983.

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------
J. Richard Zecher            Trustee          Since March           Founder -                  82             Director and
2005 Market Street                             23, 2005         Investor Analytics                          Audit Committee
Philadelphia, PA 19103                                          (Risk Management)                               Member -
                                                               (May 1999 - Present)                             Investor
July 3, 1940                                                                                                   Analytics

                                                                                                              Director and
                                                                                                            Audit Committee
                                                                                                                Member -
                                                                                                             Oxigene, Inc.

----------------------- ------------------- ---------------- ------------------------- -------------------- -----------------

-------------------------- ------------------ ---------------- -------------------------------- -------------- --------------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                 in Fund
                                                                        Principal                Complex               Other
                               Position(s)       Length of            Occupation(s)              Overseen by       Directorships
Name, Address and                 Held             Time                   During                 Trustee or      Held by Trustee/
Birthdate                    with the Trust       Served                Past 5 Years             Officer        Director or Officer
-------------------------- ------------------ ---------------- -------------------------------- -------------- --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Officers
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------- ------------------ ---------------- ---------------------------- ------------------ --------------------
Michael P. Bishof             Senior Vice          Chief        Mr. Bishof has served in           82                None(3)
2005 Market Street           President and       Financial          various executive
Philadelphia, PA 19103      Chief Financial    Officer since     capacities at different
                                Officer        February 17,         times at Delaware
August 18, 1962                                    2005                Investments
-------------------------- ------------------ ---------------- ---------------------------- ------------------ --------------------

                                       18

-------------------------- ------------------ ---------------- ---------------------------- ------------------ --------------------
David F. Connor             Vice President,   Vice President    Mr. Connor has served as           82                None(3)
2005 Market Street          Deputy General         since        Vice President and Deputy
Philadelphia, PA 19103        Counsel and      September 21,       General Counsel at
                               Secretary         2000 and      Delaware Investments since
December 2, 1963                                 Secretary                2000
                                               since October
                                                 25, 2005
-------------------------- ------------------ ---------------- ---------------------------- ------------------ --------------------
David P. O'Connor             Senior Vice       Senior Vice    Mr. O'Connor has served in          82                None(3)
2005 Market Street            President,        President,        various executive and
Philadelphia, PA 19103      General Counsel       General          legal capacities at
                            and Chief Legal     Counsel and        different times at
February 21, 1966               Officer         Chief Legal       Delaware Investments
                                               Officer since
                                                October 25,
                                                   2005
-------------------------- ------------------ ---------------- ---------------------------- ------------------ --------------------
John J. O'Connor              Senior Vice        Treasurer     Mr. O'Connor has served in          82                None(3)
2005 Market Street           President and    since February        various executive
Philadelphia, PA 19103         Treasurer         17, 2005        capacities at different
                                                                    times at Delaware
June 16, 1957                                                          Investments

-------------------------- ------------------ ---------------- ---------------------------- ------------------ --------------------
     (1) Delaware  Investments  is the  marketing  name for Delaware  Management
Holdings,  Inc. and its subsidiaries,  including the Trust's Manager,  principal underwriter and transfer agent.
     (2) Mr. Coyne is considered to be an "Interested  Trustee" because he is an executive officer of the Trust's Manager.
     (3) Messrs.  Bishof,  Connor,  David P.  O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer  agent as the
Trust.  Mr.  John J.  O'Connor  also  serves in a similar  capacity  for Lincoln
Variable  Insurance Products Trust, which has the same investment manager as the
Trust.
-----------------------------------------------------------------------------------------------------------------------------------
         The following is additional information regarding investment professionals affiliated with the Trust.
-------------------------- ------------------------- ------------------------- --------------------------------------------
Name, Address and           Position(s) Held with     Length of Time Served    Principal Occupation(s) During Past 5 Years
Birthdate                          the Fund
-------------------------- ------------------------- ------------------------- --------------------------------------------
Christopher S. Adams                 Vice                Since inception        Mr. Adams has served in various executive
2005 Market Street           President/Portfolio                                capacities at different times at Delaware
Philadelphia, PA 19103      Manager/ Senior Equity                                            Investments.
                                   Analyst
April 24, 1962

Christopher J. Bonavico       Vice President and         Less than 1 Year          Vice President and Senior Portfolio
505 Montgomery Street      Senior Portfolio Manager                             Manager - Delaware Investment Advisers, a
11th Floor                                                                       series of Delaware Management Business
San Francisco, CA 94111                                                                           Trust
                                                                                            (2005 - Present)
September 9, 1965
                                                                                   Mr. Bonavico has served in various
                                                                                    capacities at different times at
                                                                                 Transamerica Investment Management, LLC
Kenneth F. Broad              Vice President and         Less than 1 Year          Vice President and Senior Portfolio
505 Montgomery Street      Senior Portfolio Manager                             Manager - Delaware Investment Advisers, a
11th Floor                                                                       series of Delaware Management Business
San Francisco, CA  94111                                                                          Trust
                                                                                            (2005 - Present)
October 6, 1965
                                                                               Mr. Broad has served in various capacities
                                                                                   at different times at Transamerica
                                                                                       Investment Management, LLC
Patrick G. Fortier            Portfolio Manager          Less than 1 Year        Portfolio Manager - Delaware Investment
505 Montgomery Street                                                           Advisers, a series of Delaware Management
11th Floor                                                                                   Business Trust
San Francisco, CA 94111                                                                     (2005 - Present)

May 31, 1970

                                       19

                                                                                  Mr. Fortier has served in various
                                                                                    capacities at different times at
                                                                                 Transamerica Investment Management, LLC
Gregory M. Heywood                   Vice                Less than 1 Year        Portfolio Manager - Delaware Investment
505 Montgomery Street        President/Portfolio                                Advisers, a series of Delaware Management
11th Floor                  Manager/Equity Analyst                                           Business Trust
San Francisco, CA 94111                                                                     (2005 - Present)

August 24, 1965                                                                     Mr. Heywood has served in various
                                                                                    capacities at different times at
                                                                                 Transamerica Investment Management, LLC
Francis X. Morris           Vice President, Chieft       Since inception       Mr. Morris has served in various executive
2005 Market Street           Investment Office -                                capacities at different times at Delaware
Philadelphia, PA 19103           Core Equity                                                  Investments.

March 28, 1961

-------------------------- ------------------------- ------------------------- --------------------------------------------
-------------------------- ------------------------- ------------------------- --------------------------------------------
Michael S. Morris                    Vice                Since inception       Mr. Morris has served in various executive
2005 Market Street           President/Portfolio                                capacities at different times at Delaware
Philadelphia, PA 19103      Manager/ Senior Equity                                            Investments.
                                   Analyst
September 5, 1968

Donald G. Padilla                    Vice                Since inception            Mr. Padilla has served in various
2005 Market Street           President/Portfolio                               executive capacities at different times at
Philadelphia, PA 19103      Manager/Senior Equity                                         Delaware Investments.
                                   Analyst
August 8, 1964

Daniel J. Prislin             Vice President and         Less than 1 Year          Vice President and Senior Portfolio
505 Montgomery Street      Senior Portfolio Manager                             Manager - Delaware Investment Advisers, a
11th Floor                                                                       series of Delaware Management Business
San Francisco, CA 94111                                                                           Trust
                                                                                            (2005 - Present)
September 20, 1967
                                                                                    Mr. Prislin has served in various
                                                                                    capacities at different times at
                                                                                 Transamerica Investment Management, LLC
Jeffrey S. Van Harte           Chief Investment          Less than 1 year        Chief Investment Officer/Focus Growth -
505 Montgomery Street       Officer - Focus Growth                              Delaware Investment Advisers, a series of
11th Floor                                                                         Delaware Management Business Trust
San Francisco, CA 94111                                                                     (2005 - Present)

July 24, 1958                                                                      Mr. Van Harte has served in various
                                                                                    capacities at different times at
                                                                                 Transamerica Investment Management, LLC
-------------------------- ------------------------- ------------------------- --------------------------------------------

     The following  table shows each Trustee's  ownership of shares of the Funds and of all Delaware Investments(R)Funds as of December 31, 2005.
------------------- ------------------------------------- ----------------------------------------------------------
Name                           Dollar Range of               Aggregate Dollar Range of Equity Securities in All
                              Equity Securities            Registered Investment Companies Overseen by Trustee in
                                in the Funds                           Family of Investment Companies
------------------- ------------------------------------- ----------------------------------------------------------
Thomas L. Bennett                   None                                            None
------------------- ------------------------------------- ----------------------------------------------------------
Patrick P. Coyne                    None                                        Over $100,000
------------------- ------------------------------------- ----------------------------------------------------------
John A. Fry(1)                      None                                        Over $100,000
------------------- ------------------------------------- ----------------------------------------------------------
Anthony D. Knerr                    None                                      $10,001 - $50,000
------------------- ------------------------------------- ----------------------------------------------------------
Lucinda S. Landreth                 None                                            None
------------------- ------------------------------------- ----------------------------------------------------------
Ann R. Leven                        None                                        Over $100,000
------------------- ------------------------------------- ----------------------------------------------------------
Thomas F. Madison                   None                                      $10,001 - $50,000
------------------- ------------------------------------- ----------------------------------------------------------
Janet L. Yeomans                    None                                     $50,001 - $100,000
------------------- ------------------------------------- ----------------------------------------------------------
J. Richard Zecher                   None                                            None
------------------- ------------------------------------- ----------------------------------------------------------

(1) As of December  31,  2005,  John A. Fry held  assets in a 529 Plan  account.
Under the terms of the Plan,  a portion  of the  assets  held in the Plan may be invested in the Funds.  Mr. Fry held no shares of the Funds  outside of the Plan as of December 31, 2005.

                                       20

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments(R)Funds  for which he or she serves as a Trustee or Director for the fiscal  year ended  April 30,  2006 and an  estimate  of annual  benefits  to be
received  upon  retirement   under  the  Delaware  Group   Retirement  Plan  for
Trustees/Directors  as of April 30, 2006. Only the Trustees of the Trust who are
not "interested persons" as defined by the 1940 Act (the "Independent Trustees")
receive compensation from the Funds.

------------------------- ------------------ --------------------- ----------------------- ---------------------
                                                                                            Total Compensation
                                                                                           from the Investment
                                                  Pension or                                   Companies in
                              Aggregate      Retirement Benefits      Estimated Annual           Delaware
                            Compensation      Accrued as Part of       Benefits Upon           Investments(R)
Trustee(1)                 from the Trust       Fund Expenses            Retirement             Complex(2)
------------------------- ------------------ --------------------- ----------------------- ---------------------
Thomas L. Bennett              $3,013                None                 $80,000                $135,000
------------------------- ------------------ --------------------- ----------------------- ---------------------
John A. Fry(3)                 $3,180                None                 $80,000                $142,725
------------------------- ------------------ --------------------- ----------------------- ---------------------
Anthony D. Knerr               $3,038                None                 $80,000                $136,100
------------------------- ------------------ --------------------- ----------------------- ---------------------
Lucinda S. Landreth            $3,038                None                 $80,000                $136,100
------------------------- ------------------ --------------------- ----------------------- ---------------------
Ann R. Leven                   $3,038                None                 $80,000                $161,800
------------------------- ------------------ --------------------- ----------------------- ---------------------
Thomas F. Madison              $3,601                None                 $80,000                $148,750
------------------------- ------------------ --------------------- ----------------------- ---------------------
Janet L. Yeomans               $3,317                None                 $80,000                $135,000
------------------------- ------------------ --------------------- ----------------------- ---------------------
J. Richard Zecher              $2,957                None                 $80,000                $132,500
------------------------- ------------------ --------------------- ----------------------- ---------------------
(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment company in the Delaware  Investments(R)family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement.  If an eligible  Trustee/Director  retired as of April
     30,  2006,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in the  Delaware  Investments(R)family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments(R)family as of that date.
(2)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment companies in the Delaware Investments(R)family,  plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members  of the  Nominating  and  Corporate  Governance  Committee  receive additional  compensation  of $1,700  for each  meeting.  In  addition,  the chairpersons of the Audit and Nominating  Committees each receive an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware
     Investments(R)Funds  receives  an  additional  retainer  of  $35,000.
(3)  In addition to this  compensation,  for the 12-month  period ended on April
     30, 2006, Mr. Fry received $13,634 in professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held six meetings during the Trust's last fiscal year.

                                       21

     Nominating and Corporate  Governance  Committee:  This committee recommends
Board  members,  fills  vacancies  and  considers  the  qualifications  of Board members.  The  committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.  The committee will consider shareholder  recommendations for  nomination  to the  Board of  Trustees  only in the event  that  there is a vacancy  on the  Board.  Shareholders  who wish to  submit  recommendations  for nominations to the Board to fill a vacancy must submit their  recommendations in writing to the  Nominating  and  Corporate  Governance  Committee,  c/o Delaware
Investments(R)Funds  at 2005 Market Street,  Philadelphia,  Pennsylvania  19103.
Shareholders  should  include  appropriate  information  on the  background  and qualifications  of any  person  recommended  (e.g.,  a  resume),  as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on file  for  consideration  when  there is a  vacancy  on the  Board.  The committee  consists of the following  four  Independent  Trustees:  John A. Fry,
Chairman;  Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).
The committee held five meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

Code of Ethics
     The Trust, the Manager, the Distributor and Lincoln Financial Distributors,
Inc. (the Funds' financial intermediary wholesaler) have adopted Codes of Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act,  which govern  personal  securities  transactions.  Under the Codes of Ethics,  persons
subject  to  the  Codes  are   permitted   to  engage  in  personal   securities
transactions,  including  securities that may be purchased or held by the Funds, subject  to the  requirements  set  forth in Rule  17j-1  under the 1940 Act and certain other  procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Trust has  formally  delegated  to the Manager the  responsibility  for making all proxy voting  decisions in relation to portfolio  securities  held by the Funds.  If and when  proxies  need to be voted on behalf of the  Funds,  the
Manager  will vote  such  proxies  pursuant  to its Proxy  Voting  Policies  and
Procedures  (the  "Procedures").  The Manager  has  established  a Proxy  Voting
Committee (the  "Committee")  which is responsible  for overseeing the Manager's proxy  voting  process for the Funds.  One of the main  responsibilities  of the
Committee is to review and approve the  Procedures to ensure that the Procedures are  designed to allow the Manager to vote proxies in a manner  consistent  with the goal of voting in the best interests of the Funds.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and vote proxies  generally in accordance with the Procedures.  The Committee is responsible for overseeing  ISS's proxy voting activities.  If a proxy has been voted for a Fund,  ISS will  create a record of the vote. Information, if any, regarding how the Funds voted proxies relating to portfolio  securities  during the most recent  12-month  period ended June 30 is
available    without   charge:    (i)   through   the   Funds'   Web   site   at
www.delawareinvestments.com; and (ii) on the SEC's Web site at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines (the  "Guidelines"),  and the Manager will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Funds.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Funds.  Some  examples of the  Guidelines  are as follows: (i) generally vote for shareholder proposals asking that a majority

                                       22

or more of directors be  independent;  (ii) generally vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from the company's operations and products.

     Because the Trust has delegated  proxy voting to the Manager,  the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore  does not have  procedures  regarding  this matter.  However,  the
Manager does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies that the Manager  receives on behalf of the
Funds are voted by ISS in accordance  with the  Procedures.  Because  almost all
Fund  proxies are voted by ISS  pursuant to the  pre-determined  Procedures,  it normally will not be necessary  for the Manager to make an actual  determination of how to vote a particular  proxy,  thereby  largely  eliminating  conflicts of interest for the Manager  during the proxy voting  process.  In the very limited instances  where the  Manager is  considering  voting a proxy  contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the
Manager.  If a member of the  Committee  has actual  knowledge  of a conflict of interest,  the Committee will normally use another independent third party to do
additional   research  on  the  particular  proxy  issue  in  order  to  make  a recommendation  to the Committee on how to vote the proxy in the best  interests of the Funds.  The  Committee  will then review the proxy voting  materials  and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of the Funds.

--------------------------------------------------------------------------------
                 INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Manager
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes   investment   management  services  to  the  Funds,  subject  to  the
supervision  and  direction of the Trust's  Board of Trustees.  The Manager also
provides   investment   management   services  to  all  of  the  other  Delaware
Investments(R)Funds.  Affiliates  of the Manager  also manage  other  investment accounts.  While investment  decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.
The Manager pays the salaries of all  Trustees,  officers and  employees who are affiliated with both the Manager and the Trust.

     As of June  30,  2006,  the  Manager  and its  affiliates  within  Delaware
Investments  were  managing in the aggregate in excess of $145 billion in assets in various institutional or separately managed, investment company and insurance accounts.  The Manager is a series of Delaware  Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings,  Inc. ("DMH"). DMH is
an indirect subsidiary, and subject to the ultimate control, of Lincoln National
Corporation   ("Lincoln").   Lincoln,   with   headquarters   in   Philadelphia,
Pennsylvania,  is a diversified  organization with operations in many aspects of the financial services industry,  including insurance and investment management.
Delaware Investments is the marketing name for DMH and its subsidiaries.

     The Investment  Management  Agreements for Delaware  Select Growth Fund and
Delaware  Large  Cap  Core  Fund  (collectively,   the  "Investment   Management
Agreements") are dated December 15, 1999 and August 31, 2006, respectively,  and were  approved  by the  initial  shareholder  on  those  dates.  The  Investment
Management  Agreements have an initial term of two years and may be renewed each year so long as such renewal and continuance are specifically  approved at least annually by the Board of  Trustees  or by vote of a majority of the  outstanding voting securities of the Funds, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent  Trustees of the
Trust, who are not parties thereto or interested persons of any such party, cast in person at a meeting  called for the purpose of voting on such  approval.  The
Investment  Management  Agreements  are terminable  without  penalty on 60 days'
notice by the trustees of the Funds or by the Manager. The Investment Management
Agreements will terminate automatically in the event of its assignment.

                                       23

     As compensation for the services  rendered under the Investment  Management
Agreements,  the Funds  shall pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

----------------------------------- ----------------------------------------
Fund Name                           Management Fee Rate
                                    (annual rate as a percentage of
                                    average daily net assets)
----------------------------------- ----------------------------------------
Delaware Large Cap Core Fund        0.65% on the first $500 million
                                    0.60% on the next $500 million
                                    0.55% on the next $1.5 billion
                                    0.50% on assets in excess of $2.5
                                    billion
----------------------------------- ----------------------------------------
Delaware Select Growth Fund         0.75% on the first $500 million
                                    0.70% on the next $500 million
                                    0.65% on the next $1.5 billion
                                    0.60% on the average daily net assets
                                    in excess of $2.5 billion
----------------------------------- ----------------------------------------

     During the past three fiscal years, the Funds paid the following investment management fees:

--------------------------------------------------------
          Delaware Large Cap Core Fund*
            Investment Advisory Fees
--------------------------------------------------------
Fiscal Year Ended  Incurred     Paid     Waived
----------------- ---------- --------- ----------------
4/30/06               N/A        N/A              N/A
----------------- ---------- --------- ----------------
4/30/05               N/A        N/A              N/A
----------------- ---------- --------- ----------------
4/30/04               N/A        N/A              N/A
----------------- ---------- --------- ----------------

-----------------------------
* The Fund commenced operations on August 31, 2006.

---------------------------------------------------------
                Delaware Select Growth Fund
                Investment Advisory Fees
---------------------------------------------------------
Fiscal Year Ended    Incurred        Paid        Waived
------------------ ------------ ------------- -----------
4/30/06             $3,875,422    $3,102,225    $773,197
------------------ ------------ ------------- -----------
4/30/05             $4,257,429    $3,222,712  $1,034,717
------------------ ------------ ------------- -----------
4/30/04             $5,017,915    $2,660,509  $2,357,406
------------------ ------------ ------------- -----------

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreements and the Distributor under the Distribution Agreement, each
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include  the  Funds'  proportionate  share of certain  administrative  expenses;
investment  management  fees;  transfer and dividend  disbursing fees and costs;
accounting   services;   custodian   expenses;   federal  and  state  securities
registration  fees;  proxy costs;  and the costs of preparing  prospectuses  and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,  serves as the national distributor of the
Trust's  shares  under  a  Distribution   Agreement  dated  May  15,  2003.  The
Distributor  is an  affiliate  of the  Manager  and  bears  all of the  costs of promotion and distribution,  except for payments by the Fund Classes under their respective Rule 12b-1 Plans.  The Distributor is an indirect  subsidiary of DMH, and, therefore,  of Lincoln.  The Distributor has agreed to use its best efforts to sell shares of the Funds.  See the  Prospectuses  for  information  on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be  purchased  through  authorized  investment  dealers or  directly  by contacting the Distributor or the Trust. The Distributor also serves as national distributor  for the other Delaware  Investments(R)Funds.  The Board of Trustees annually reviews fees paid to the Distributor.

                                       24

     During the Funds' last three fiscal  years,  the  Distributor  received net commissions from each Fund on behalf of their  respective Class A Shares,  after reallowances to dealers, as follows:

------------------ --------- ---------------- ----------- -----------
        Fund        Fiscal      Total Amount    Amounts       Net
                     Year     of Underwriting  Reallowed  Commission
                     Ended       Commission    to Dealers   To DDLP
------------------ --------- ---------------- ----------- -----------
Delaware Large Cap  4/30/06        N/A           N/A          N/A
Core Fund*          4/30/05        N/A           N/A          N/A
                    4/30/04        N/A           N/A          N/A
------------------ --------- ---------------- ----------- -----------
Delaware Select     4/30/06     $401,964      $339,947     $62,017
Growth Fund         4/30/05      214,279       181,318      32,961
                    4/30/04      557,860       495,986      55,874
------------------ --------- ---------------- ----------- -----------

-----------------------------
* The Fund commenced operations on August 31, 2006.

     During the Funds' last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to Class A Shares of the Funds as follows:

----------------------------------------------------------------------------
                           Limited CDSC Payments
----------------------------------------------------------------------------
 Fiscal Year Ended    Delaware Large Cap Core   Delaware Select Growth Fund
                                Fund                      A Class
                              A Class*
--------------------- ------------------------- ----------------------------
      4/30/06                   N/A                          $0
      4/30/05                   N/A                           0
      4/30/04                   N/A                           0
--------------------- ------------------------- ----------------------------

-----------------------------
* The Fund commenced operations on August 31, 2006.

     During  Delaware  Select  Growth  Fund's  last  three  fiscal  years,   the
Distributor  received,  in the aggregate,  Limited CDSC payments with respect to
Class B Shares of the Fund as follows:

----------------------------- ---------------------------------
     Fiscal Year Ended          Delaware Select Growth Fund
                                          B Class
----------------------------- ---------------------------------
          4/30/06                         $441,767
          4/30/05                          836,226
          4/30/04                          878,373
----------------------------- ---------------------------------

     During the Funds' last three fiscal years, the Distributor received, in the aggregate,  Limited CDSC payments with respect to Class C Shares of the Funds as follows:

----------------- --------------------------------- ---------------------------------
                    Delaware Large Cap Core Fund      Delaware Select Growth Fund
Fiscal Year Ended           C Class*                             C Class
----------------- --------------------------------- ---------------------------------
     4/30/06                  N/A                               $6,845
     4/30/05                  N/A                                8,693
     4/30/04                  N/A                                5,456
----------------- --------------------------------- ---------------------------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Funds'  financial  intermediary  wholesaler  pursuant  to a Second
Amended and Restated  Financial  Intermediary  Distribution  Agreement  with the
Distributor  dated August 21, 2003. LFD shall:  (i) promote the sale of a Fund's
shares  through   broker/dealers,   financial   advisors  and  other   financial
intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain  non-regulatory  sales and marketing materials related to a Fund; and (iii) produce such  non-regulatory  sales and marketing materials related to a Fund.  The address of LFD is 2001 Market Street,  Philadelphia,  PA
19103-7055.  The rate of compensation,  which is calculated and paid monthly, to
LFD for the sales of shares of the Delaware  Investments(R)Funds  (excluding the shares of Delaware VIP Trust series,  money

-----------------------------
* The Fund commenced operations on August 31, 2006.

                                       25

market funds and house accounts and shares  redeemed within 30 days of purchase)
is a non-recurring fee equal to the amount shown below:

-------------------------------------------------- ---------------------------
                                                     Basis Points on Sales
-------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)                0.50%
-------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                0.25%
-------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                              0.45%
-------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly
Salomon Smith Barney) and Delaware International
Value Equity Fund Class I Shares                                0%
-------------------------------------------------- ---------------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund shares of the Delaware  Investments(R)Funds  outstanding  and  beneficially owned by shareholders  through  Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

-------------------------------------------------- ---------------------------
                                                     Basis Points on Sales
-------------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of money
market funds and house accounts and shares
redeemed within 30 days of purchase)                         0.04%
-------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                   0%
-------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                              0.04%
-------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class
I Shares                                                     0.04%
-------------------------------------------------- ---------------------------

     The fees associated with LFD's services to the Funds are borne  exclusively by the Distributor and not by the Funds.

Transfer Agent
     Delaware  Service  Company,  Inc., which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia,  PA 19103-7094,  serves as the Funds' shareholder  servicing,  dividend  disbursing and transfer agent (the
"Transfer Agent") pursuant to Shareholders  Services Agreements dated August 31,
2006 and April 19, 2001 for Delaware  Select Growth Fund and Delaware  Large Cap
Core Fund,  respectively.  The Transfer  Agent is an indirect  subsidiary of DMH and,  therefore,  of  Lincoln.  The  Transfer  Agent  also  acts as  shareholder
servicing,   dividend   disbursing   and  transfer   agent  for  other  Delaware
Investments(R)Funds. The Transfer Agent is paid a fee by the Funds for providing these  services  consisting  of an annual per account  charge of $23.10 for each open and closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  shareholder  and retirement  accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Each Fund has  authorized  one or more  brokers  to  accept  on its  behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be  deemed  to  have  received  a  purchase  or  redemption  order  when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

Fund Accountants
     Delaware Services Company,  Inc. also provides  accounting  services to the
Funds pursuant to a separate Fund Accounting  Agreement.  Those services include performing all functions related to calculating the Funds' NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting

                                       26

services. For its services,  Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware Investments(R)Funds for which it provides such  accounting  services.  Such fee is equal to 0.04%  multiplied by the total amount of assets  in the  complex  for which  Delaware  Services  Company,  Inc.
furnishes accounting  services.  The fees are charged to each Fund and the other
Delaware Investments(R)Funds on an aggregate pro rata basis.

Custodian
     Mellon Bank, N.A.  ("Mellon"),  One Mellon Center,  Pittsburgh PA 15258, is
custodian of the Funds'  securities and cash. As custodian for each Fund, Mellon maintains a separate  account or  accounts  for each Fund;  receives,  holds and releases  portfolio  securities on account of each Fund;  receives and disburses money on behalf  of each  Fund;  and  collects  and  receives  income  and other payments  and  distributions  on account of each  Fund's  portfolio  securities.
Mellon  also serves as the Funds'  custodian  for their  investments  in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of April 30, 2006.

                                                                                     Total Assets in Accounts
                                                                  No. of Accounts              with
                                  No. of        Total Assets     with Performance-         Performance-
                                  Accounts         Managed          Based Fees              Based Fees
Christopher S. Adams
    Registered Investment           8           $3.9 billion            -                       -
    Companies
    Other Pooled Investment         2          $12.7 million            -                       -
    Vehicles
    Other Accounts                  19          $1.6 billion            -                       -
Francis X. Morris
    Registered Investment           8           $3.9 billion            -                       -
    Companies
    Other Pooled Investment         2          $12.7 million            -                       -
    Vehicles
    Other Accounts                  17          $1.7 billion            -                       -
Michael S. Morris
    Registered Investment           8           $3.9 billion            -                       -
    Companies
    Other Pooled Investment         2          $12.7 million            -                       -
    Vehicles
    Other Accounts                  16          $1.6 billion            -                       -
Don G. Padilla
    Registered Investment           8           $3.9 billion            -                       -
    Companies
    Other Pooled Investment         2          $12.7 million            -                       -
    Vehicles
    Other Accounts                  16          $1.6 billion            -                       -

                                       27

Jeffrey S. Van Harte
    Registered Investment           23          $4.6 billion            0                      $0
    Companies
    Other Pooled Investment         0                $0                 0                      $0
    Vehicles
    Other Accounts                  50          $9.8 billion            1                $674.0 million
Christopher J. Bonavico
    Registered Investment           24          $4.6 billion            0                      $0
    Companies
    Other Pooled Investment         0                $0                 0                      $0
    Vehicles
    Other Accounts                  52          $9.8 billion            1                $674.0 million
Daniel J. Prislin
    Registered Investment           24          $4.6 billion            0                      $0
    Companies
    Other Pooled Investment         0                $0                 0                      $0
    Vehicles
    Other Accounts                  52          $9.8 billion            1                $674.0 million
Kenneth F. Broad
    Registered Investment           4          $560.7 million           0                      $0
    Companies
    Other Pooled Investment         0                $0                 0                      $0
    Vehicles
    Other Accounts                  4          $52.9 million            0                      $0
Patrick G. Fortier
    Registered Investment           3          $558.3 million           0                      $0
    Companies
    Other Pooled Investment         0                $0                 0                      $0
    Vehicles
    Other Accounts                  2          $29.6 million            0                      $0
Gregory M. Heywood
    Registered Investment           3          $558.3 million           0                      $0
    Companies
    Other Pooled Investment         0                $0                 0                      $0
    Vehicles
    Other Accounts                  2          $29.6 million            0                      $0

Description of Material Conflicts of Interest
     Individual  portfolio managers may perform investment  management  services for other  accounts  similar to those  provided to the Funds and the  investment action for each account and Fund may differ. For example, an account or Fund may be  selling a  security,  while  another  account or Fund may be  purchasing  or holding the same security.  As a result,  transactions  executed for one account
may  adversely   affect  the  value  of  securities  held  by  another  account.
Additionally,  the  management  of multiple  accounts and Funds may give rise to potential  conflicts of interest,  as a portfolio manager must allocate time and effort to  multiple  accounts  and Funds.  A portfolio  manager may  discover an investment  opportunity  that may be suitable for more than one account or Fund.
The investment  opportunity  may be limited,  however,  so that all accounts for which the  investment  would be  suitable  may not be able to  participate.  The
Manager has adopted procedures designed to allocate investments fairly across

                                       28

multiple accounts.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager's compensation consists of the following:

     Base Salaries:  Each named portfolio  manager receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - Growth Team: Each named portfolio manager is eligible to receive an annual bonus.  The amount available in the bonus pool is based on the management team's assets under  management minus any direct expenses  (expenses  associated with product and investment  management team).  Certain  portfolio  managers may receive  a  guaranteed  quarterly  payment  of a  portion  of their  bonus.  The distribution of the bonus pool to individual  team members is determined  within the discretion of the Manager.

     Bonus - Other Equity  Teams:  The bonus pool is  determined by the revenues associated with the products a portfolio  manager  manages.  The Manager keeps a percentage  of the  revenues and the  remaining  percentage  of revenues  (minus appropriate  direct  expenses  associated  with this product and the  investment management  team) create the "bonus pool" for a product.  Various members of the team have the  ability  to earn a  percentage  of the  bonus  pool with the most senior  contributors  having the largest  share.  The pool is allotted  based on subjective  factors (50%) and objective  factors  (50%).  The primary  objective factor is a Fund's performance  relative to the performance of the Fund's Lipper peer  group.  Performance  is  measured  as the result of one's  standing in the appropriate Lipper peer group on a one-year and three-year basis. The three-year is weighted  more heavily and there is no objective  award for a Fund that falls below the 50th percentile for a given time period.  There is a sliding scale for performance achievements above the 50th percentile.

     Bonus - Fixed Income Teams:  Each portfolio  manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount  of the pool for  bonus  payments  is first  determined  by  mathematical equation based on assets,  management fees and direct  expenses,  including fund waiver expenses,  for registered  investment  companies,  pooled  vehicles,  and managed  separate  accounts.  Generally,  80% of  the  bonus  is  quantitatively determined.  For investment  companies,  each  portfolio  manager is compensated according to the Fund's Lipper peer group  percentile  ranking on a one-year and three-year  basis.  For managed  separate  accounts the  portfolio  managers are
compensated   according  to  the  composite  percentile  ranking  in  consultant databases.  There is no  objective  award for a Fund that  falls  below the 50th percentile  for a given time  period.  There is a sliding  scale for  investment companies  that are  ranked  above the 50th  percentile.  The  managed  separate accounts are compared to Callan and other  databases.  The remaining 20% portion of the bonus is  discretionary  as  determined  by the  Manager  and takes  into account subjective factors.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or "performance  shares",  in Lincoln.
Delaware  Investments  U.S.,  Inc.,  is  an  indirect  subsidiary  of  DMH  and, therefore, of Lincoln.

                                       29

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded from time to time by the  investment  manager in its full  discretion.  Option  awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of April 30,  2006,  the  portfolio  managers  did not own any shares of either Fund.

--------------------------------------------------------------------------------
                        TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------

     The Manager selects broker/dealers to execute transactions on behalf of the
Funds  for the  purchase  or sale of  portfolio  securities  on the basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who will  provide  best  execution  for the  Funds.  Best  execution  refers to many factors,  including  the price paid or received for a security,  the  commission charged,  the promptness and reliability of execution,  the  confidentiality and placement  accorded the order and other factors  affecting  the overall  benefit obtained by the account on the transaction.  Some trades are made on a net basis where the Funds either buy  securities  directly from the dealer or sell them to the dealer. In these instances,  there is no direct commission charged but there is a  spread  (the  difference  between  the buy and  sell  price)  which is the equivalent of a commission.  When a commission is paid, the Funds pay reasonable brokerage  commission  rates  based  upon  the  professional  knowledge  of  the
Manager's  trading   department  as  to  rates  paid  and  charged  for  similar transactions  throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the past  three  fiscal  years,  the  aggregate  dollar  amounts of brokerage commissions paid by the Funds were as follows:

-----------------------------------------------------------------
                       Brokerage Commissions
-----------------------------------------------------------------
----------------------------- ----------- ----------- -----------
                                 4/30/06     4/30/05     4/30/04
----------------------------- ----------- ----------- -----------
Delaware Large Cap Core Fund*        N/A         N/A         N/A
----------------------------- ----------- ----------- -----------
Delaware Select Growth Fund   $1,693,652  $1,672,038  $1,956,128
----------------------------- ----------- ----------- -----------

-----------------------------
* The Fund commenced operations on August 31, 2006.

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage  and research  services.  These  services include advice,  either directly or through publications or writings,  as to the value of securities,  the  advisability  of investing in,  purchasing or selling securities,  and the  availability  of  securities  or  purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;  and providing portfolio performance evaluation and technical market  analyses.  Such services are used by the Manager in connection  with its investment decision-making process with respect to one or more funds

                                       30

and  accounts  managed by it,  and may not be used,  or used  exclusively,  with respect to the fund or account generating the brokerage.

     As provided in the  Securities  Exchange Act of 1934,  as amended,  and the
Funds' Investment Management Agreements,  higher commissions are permitted to be paid to  broker/dealers  who provide  brokerage  and research  services  than to broker/dealers who do not provide such services,  if such higher commissions are deemed  reasonable  in  relation  to the  value of the  brokerage  and  research services provided.  Although transactions directed to broker/dealers who provide such  brokerage  and research  services  may result in the Funds  paying  higher
commissions,   the  Manager   believes  that  the   commissions   paid  to  such
broker/dealers  are not, in general,  higher than commissions that would be paid to  broker/dealers  not providing  such services and that such  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided.  In some  instances,  services  may be provided  to the Manager  which constitute in some part  brokerage and research  services used by the Manager in connection  with its investment  decision-making  process and constitute in some part  services used by the Manager in connection  with  administrative  or other functions not related to its investment  decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and  will pay out of its own  resources  for  services  used by the  Manager  in connection with  administrative or other functions not related to its investment decision-making  process.  In  addition,  so long  as no fund is  disadvantaged, portfolio  transactions  that  generate  commissions  or  their  equivalent  are allocated to broker/dealers who provide daily portfolio pricing services to each
Fund and to  other  Delaware  Investments(R)Funds.  Subject  to best  execution, commissions  allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended April 30, 2006, portfolio  transactions of the
Funds,  in the amount listed below,  resulting in brokerage  commissions  in the amount  listed  below,  were  directed to brokers  for  brokerage  and  research services provided:

----------------------------- ----------------------- --------------------------
                                    Portfolio           Brokerage Commissions
                               Transactions Amounts            Amounts
----------------------------- ----------------------- --------------------------
Delaware Large Cap Core Fund*             N/A                        N/A
----------------------------- ----------------------- --------------------------
Delaware Select Growth Fund       $51,362,721                    $58,654
----------------------------- ----------------------- --------------------------

-----------------------------
* The Fund commenced operations on August 31, 2006.

     As of April 30, 2006, the Funds held the following amounts of securities of their  regular  broker/dealers,  as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents:

----------------------------- ----------------------- -------------------------
                              Regular Broker/Dealer            Value
----------------------------- ----------------------- -------------------------
Delaware Large Cap Core Fund*          N/A                      N/A
----------------------------- ----------------------- -------------------------
Delaware Select Growth Fund            None                     None
----------------------------- ----------------------- -------------------------

-----------------------------
* The Fund commenced operations on August 31, 2006.

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order may be allocated an average price obtained from the executing  broker.  It is  believed  that  the  ability  of  the  accounts  to  participate  in  volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain,  it is the opinion of the Manager and the Trust's Board of Trustees that the  advantages  of combined  orders  outweigh  the  possible  disadvantages  of separate transactions.

                                       31

     Consistent with the National  Association of Securities Dealers,  Inc. (the
"NASD"),  and subject to seeking  best  execution,  the Manager may place orders with  broker/dealers  that have agreed to defray  certain Fund  expenses such as custodian fees.

     In 2005,  the Trust was given the  authority  to begin  participation  in a commission  recapture  program.  Under the program  and subject to seeking  best execution (as described in the first  paragraph in this section),  the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the  related  brokerage  commission  to the Funds in cash.  Any such  commission rebates  will be included  in realized  gain on  securities  in the  appropriate financial  statements  of  the  Funds.  The  Manager  and  its  affiliates  have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission  recapture program  described above. In addition,  affiliates of the  administrator  act as consultants in helping  institutional clients choose investment advisors and may also  participate in other types of businesses and provide other services in the investment management industry.

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Capitalization
     The Trust  currently  has  authorized,  and allocated to each Class of each
Fund,  an unlimited  number of shares of  beneficial  interest with no par value allocated to each Class of each Fund.  All shares are, when issued in accordance with the Trust's Prospectuses, registration statement, governing instruments and applicable  law, fully paid and  non-assessable.  Shares do not have  preemptive rights.  All shares of a Fund represent an undivided  proportionate  interest in the assets of such Fund. Shares of the  Institutional  Class may not vote on any matter  that  affects  the Fund  Classes'  Distribution  Plans under Rule 12b-1.
Similarly,  as a general  matter,  shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes' Rule 12b-1
Plans that relate to the Class of shares that they hold.  However,  the Delaware
Select  Growth  Fund's  Class B Shares  may  vote on any  proposal  to  increase materially  the fees to be paid by such Fund under the Rule 12b-1 Plan  relating to its Class A Shares.  Except for the foregoing,  each share Class has the same voting and other rights and preferences as the other Classes of a Fund.  General expenses  of each Fund will be  allocated  on a  pro-rata  basis to the  classes according to asset size,  except that  expenses of the Fund  Classes' Rule 12b-1
Plans will be allocated solely to those classes.

     Effective June 2, 2003,  Delaware Select Growth Fund began offering Class R
Shares.  Effective as of the close of business  September 29, 1999,  the name of
Delaware  Aggressive  Growth  Fund  changed to Delaware  Select  Growth Fund and corresponding  changes were also made to the Fund's Classes. On August 16, 1999, the names of  Delaware-Voyageur  Aggressive  Growth  Fund and  Delaware-Voyageur
Growth Stock Fund changed to Delaware Aggressive Growth Fund and Delaware Select
Growth  Fund.  Corresponding  changes were also made to the names of each of the
Classes of the Funds.  Beginning June 9, 1997, the names of Voyageur  Aggressive
Growth Fund  changed to  Delaware-Voyageur  Aggressive  Growth Fund and Voyageur
Growth Stock Fund  changed to  Delaware-Voyageur  Growth  Stock Fund.  Beginning
August 29, 1997, Delaware Select Growth Fund began offering  Institutional Class
Shares.

     Effective  August 31,  2006,  Delaware  Large Cap Core Fund began  offering
Class A, Class C, Class R and Institutional Class Shares.

Noncumulative Voting
     The Trust's shares have noncumulative  voting rights,  which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees  can elect all of the  Trustees  if they  choose to do so, and, in such event,  the  holders  of the  remaining  shares  will not be able to  elect  any
Trustees.

                                       32

--------------------------------------------------------------------------------
                                PURCHASING SHARES
--------------------------------------------------------------------------------

General Information
     Shares of the Funds are offered on a  continuous  basis by the  Distributor and may be  purchased  through  authorized  investment  dealers or  directly  by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if in the opinion of management  such  rejection is in the Fund's best  interest.  The minimum  initial  investment  generally  is $1,000  for Class A Shares,  Class B
Shares and Class C Shares.  Subsequent  purchases of such Classes generally must be at least $100.  The initial and  subsequent  investment  minimums for Class A
Shares will be waived for  purchases by officers,  Trustees and employees of any
Delaware  Investments(R)Fund,  the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform  Gifts to Minors Act or Uniform  Transfers to Minors Act
and shares purchased in connection with an Automatic  Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent  purchase of $25.
There are no minimum  purchase  requirements  for Class R and the  Institutional
Classes, but certain eligibility requirements must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  See "Investment Plans" for purchase limitations  applicable to retirement  plans.  The  Trust  will  reject  any  purchase  order for more than
$100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these  limitations  by making  cumulative  purchases over a period of time.  In doing so, an  investor  should  keep in mind,  however,  that  reduced front-end  sales  charges  apply to  investments  of  $50,000 or more in Class A
Shares,  and that Class A Shares are  subject  to lower  annual  Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  Each Fund can redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any Delaware  Investments(R)Fund.  Each Fund  reserves the right to reject purchase  orders paid by third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance  requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Each Fund  also  reserves  the  right,  upon 60 days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment may be subject to involuntary  redemption without the imposition of a
CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The  NASD  has  adopted  amendments  to  its  Conduct  Rules,  relating  to investment  company  sales  charges.  The  Trust and the  Distributor  intend to operate in compliance with these rules.

                                       33

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger purchases.  See the table in the Fund Classes' Prospectuses.  Class A
Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

     The Delaware  Select  Growth Fund's Class B Shares are purchased at NAV and are  subject to a CDSC of: (i) 4.00% if shares are  redeemed  within one year of purchase; (ii) 3.25% if shares are redeemed within two years of purchase;  (iii)
2.75% if shares are  redeemed  during the third year  following  purchase;  (iv)
2.25% if shares  are  redeemed  during  the  fourth  and fifth  years  following purchase;  (v) 1.50% if shares are  redeemed  during  the sixth  year  following purchase; and (vi) 0% thereafter. Class B Shares are also subject to annual Rule
12b-1  Plan  expenses  which are higher  than those to which  Class A Shares are subject and are assessed  against Class B Shares for  approximately  eight years after purchase. See "Automatic Conversion of Class B Shares" below.

     Class C Shares  are  purchased  at NAV and are  subject  to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are equal to those to which Class B Shares for Delaware  Select  Growth Fund and
Class A Shares for Delaware Large Cap Core Fund are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a  front-end  sales  charge or CDSC.  Class R Shares are  subject to annual Rule
12b-1 Plan expenses for the life of the investment.

     Institutional  Class Shares are  purchased at the NAV per share without the imposition of a front-end sales charge, CDSC or Rule 12b-1 Plan expenses.

     See "Plans under Rule 12b-1 for the Fund Classes" and "Determining Offering
Price and Net Asset Value" below for more information.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Funds.  However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate officer of the Funds.
No charge is assessed by the Trust for any certificate  issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited  circumstances that are approved by an appropriate officer of the Funds.  In those  circumstances,  a  shareholder  may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact  the Trust for  further  information.  Investors  who hold  certificates representing  any of their  shares  may only  redeem  those  shares  by  written request. The investor's certificate(s) must accompany such request.

     Alternative Purchase Arrangements - Class A, B (Delaware Select Growth Fund
only) and C Shares
     The alternative purchase arrangements of Class A Shares, Class B Shares and
Class C Shares permit  investors to choose the method of purchasing  shares that is most suitable for their needs given the amount of their purchase,  the length of time they  expect to hold  their  shares  and other  relevant  circumstances.
Investors should determine whether, given their particular circumstances,  it is more  advantageous to purchase Class A Shares and incur a front-end sales charge and annual  Rule 12b-1 Plan  expenses of up to a maximum of 0.25% of the average daily net  assets of Class A Shares of a Fund,  or to  purchase  either  Class B
(Delaware Select Growth Fund only) or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment  thereafter  subject to a
CDSC and annual Rule 12b-1 Plan  expenses.  The Delaware  Select  Growth  Fund's
Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of  purchase.  Class B and Class C Shares  are each  subject to annual  Rule  12b-1 Plan  expenses  of up to a maximum of 1% (0.25% of which are service  fees to be paid to the  Distributor,  dealers or others  for  providing personal service and/or maintaining  shareholder  accounts) of average daily net assets of the respective Class. The Delaware Select Growth Fund's Class B Shares
will automatically

                                       34

convert to Class A Shares at the end of approximately eight years after purchase and, thereafter,  be subject to Class A Shares' annual Rule 12b-1 Plan expenses.
Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will  diminish  over  time.  In  comparing  Class B Shares  to  Class C  Shares, investors  should  also  consider  the  duration  of the annual  Rule 12b-1 Plan expenses  to which each of the  classes is subject  and the  desirability  of an automatic  conversion  feature,  which is available only for the Delaware Select
Growth Fund's Class B Shares.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should  consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class
C Shares.  Investors  also should  consider  the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC.  In comparing  the Delaware  Select Growth Fund's Class B
Shares to Class R Shares,  investors  should also  consider  the duration of the annual  Rule 12b-1 Plan  expenses  to which each of the class is subject and the desirability  of an automatic  conversion  feature to Class A Shares (with lower annual Rule 12b-1 Plan  fees),  which is  available  only for Class B Shares and does not subject the investor to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Funds,  the  Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1 Plan fees,  in the case of Class B Shares  (Delaware  Select  Growth  Fund only) and Class C Shares,  from the proceeds of the Rule 12b-1 Plan fees and, if applicable,  the  CDSC  incurred  upon  redemption,  and in the  case of Class R
Shares,  from the proceeds of the Rule 12b-1 Plan fees.  Financial  advisors may receive different compensation for selling Class A Shares, Class B Shares, Class
C Shares and Class R Shares.  Investors  should  understand that the purpose and function of the respective  Rule 12b-1 Plans  (including for Class R Shares) and the CDSCs  applicable to Class B Shares and Class C Shares are the same as those of the Rule 12b-1 Plan and the  front-end  sales  charge  applicable  to Class A
Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans under Rule 12b-1 for the Fund Classes" below.

     Dividends,  if any, paid on Class A Shares, Class B Shares, Class C Shares,
Class R Shares and  Institutional  Class Shares will be  calculated  in the same manner,  at the same  time  and on the same day and will be in the same  amount, except that the additional  amount of Rule 12b-1 Plan expenses  relating to Fund
Classes will be borne  exclusively  by such shares.  See  "Determining  Offering
Price and Net Asset Value" below.

     Class A  Shares:  Purchases  of  $50,000  or more of Class A Shares  at the offering  price carry reduced  front-end  sales charges as shown in the table in the Fund  Classes'  Prospectuses,  and may include a series of purchases  over a
13-month  period  under a Letter  of  Intention  signed  by the  purchaser.  See
"Special  Purchase Features - Class A Shares" below for more information on ways in which investors can avail  themselves of reduced  front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor  may reallow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

                                       35

Dealer's Commission
     As described in the Fund Classes'  Prospectuses,  for initial  purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission, purchases of Class A Shares of other Delaware Investments(R)Funds as to which a Limited  CDSC  applies  (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be aggregated with those of the Class A Shares of a Fund.  Financial  advisors  also may be eligible for a dealer's  commission in connection  with certain  purchases made under a Letter of Intention or pursuant to an investor's  Right of Accumulation.  Financial  advisors should contact the
Distributor  concerning  the  applicability  and  calculation  of  the  dealer's commission in the case of combined purchases.

     An exchange from other  Delaware  Investments(R)Funds  will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Contingent  Deferred Sales Charge - Class B Shares  (Delaware Select Growth Fund
only) and Class C Shares
     Class B Shares  (Delaware  Select  Growth Fund only) and Class C Shares are purchased  without a front-end  sales charge.  The Delaware Select Growth Fund's
Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth  above,  and the Funds'  Class C Shares  redeemed  within 12 months of  purchase  may be subject to a CDSC of 1.00%.  CDSCs are  charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an  amount  equal to the  lesser  of the NAV at the time of  purchase  of the shares being redeemed or the NAV of those shares at the time of  redemption.  No
CDSC will be imposed on increases in NAV above the initial  purchase price,  nor will a CDSC be assessed on redemptions of shares acquired  through  reinvestment of dividends or capital gains  distributions.  For purposes of this formula, the
"net asset value at the time of purchase" will be the NAV at purchase of Class B
Shares or Class C Shares, even if those shares are later exchanged for shares of another Delaware Investments(R)Fund.  In the event of an exchange of the shares, the "net asset value of such shares at the time of  redemption"  will be the NAV of the shares that were  acquired  in the  exchange.  See "Waiver of  Contingent
Deferred Sales Charge" under  "Redemption and Exchange" for the Fund Classes for a list of the instances in which the CDSC is waived.

     During the seventh year after  purchase and,  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those  shares.  At the end of  approximately  eight  years after  purchase,  the investor's Class B Shares will be automatically converted into Class A Shares of the same  Fund.  See  "Automatic  Conversion  of  Class B  Shares"  below.  Such conversion will constitute a tax-free  exchange for federal income tax purposes.
Investors  are  reminded  that the Class A Shares into which Class B Shares will convert are subject to Class A Shares' ongoing annual Rule 12b-1 Plan expenses.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first  followed  by shares  acquired  through  the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

Deferred Sales Charge  Alternative - Class B Shares (Delaware Select Growth Fund
only)
     The Delaware  Select  Growth  Fund's Class B Shares may be purchased at NAV without a  front-end  sales  charge  and,  as a result,  the full  amount of the investor's  purchase  payment will be invested in Fund shares.  The  Distributor currently  compensates dealers or brokers for selling Class B Shares at the time of  purchase  from its own  assets in an amount  equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon

                                       36

written  notice  to  all  of its  dealers,  the  Distributor  may  hold  special promotions for specified periods during which the Distributor may pay additional compensation  to dealers or brokers  for  selling  Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual Rule
12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1% annually.  The  combination  of the
CDSC and the proceeds of the Rule 12b-1 Plan fees make it possible for a Fund to sell Class B Shares  without  deducting a front-end  sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege will continue to be subject to the CDSC schedule for Class B Shares  described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares  acquired as a result of the exchange.  See  "Redemption  and
Exchange" below.

Automatic Conversion of Class B Shares
     Class  B  Shares,  other  than  shares  acquired  through  reinvestment  of dividends,  held for eight years  after  purchase  are  eligible  for  automatic conversion  into  Class A Shares.  Conversions  of Class B Shares  into  Class A
Shares will occur only four times in any calendar year, on the 18th day (or next business  day) of March,  June,  September  and December  (each,  a  "Conversion
Date"). If the eighth  anniversary after a purchase of Class B Shares falls on a
Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth  anniversary  occurs between  Conversion Dates, an investor's Class B
Shares will be converted  on the next  Conversion  Date after such  anniversary.
Consequently,  if a shareholder's  eighth  anniversary  falls on the day after a
Conversion  Date, that  shareholder will have to hold Class B Shares for as long as three additional  months after the eighth  anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a Fund acquired  through a reinvestment of dividends will convert to the  corresponding  Class A Shares of that Fund pro-rata with Class B
Shares of that Fund not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of the  investor's  purchase  payment will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 1% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege will continue to be subject to the CDSC  schedule for Class C Shares as described in this Part
B. See "Redemption and Exchange" below.

Plans under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the  "Plans").  Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses

                                       37

involved in the marketing of only the class of shares to which the Plan applies.
The Plans do not apply to  Institutional  Class of shares.  Such  shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of  Institutional  Class Shares.  Shareholders of
Institutional Class may not vote on matters affecting the Plans.

     The Plans permit the Funds,  pursuant to their Distribution  Agreement,  to pay out of the assets of the Fund Classes  monthly fees to the  Distributor  for its services and expenses in distributing  and promoting sales of shares of such classes. These expenses include, among other things,  preparing and distributing advertisements,  sales  literature,  and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified  periods of time and paying  distribution  and maintenance fees to brokers,  dealers and others.  In connection with the promotion of shares of the
Fund Classes,  the  Distributor  may, from time to time,  pay to  participate in dealer-sponsored  seminars and conferences,  and reimburse  dealers for expenses incurred in connection with pre-approved seminars,  conferences and advertising.
The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and  information  concerning  the Fund  Classes and  increase  sales of the Fund
Classes.

     In addition,  each Fund may make  payments from the Rule 12b-1 Plan fees of its respective Fund Classes  directly to others,  such as banks,  who aid in the distribution  of Fund  Class  shares or  provide  services  in respect of a Fund
Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B Shares (Delaware Select Growth Fund only) and Class C Shares are also used to pay the Distributor  for advancing the commission  costs to dealers with respect to the initial sale of such shares.

     The maximum  aggregate fee payable by a Fund under its Plans,  and a Fund's
Distribution Agreement, is on an annual basis, up to 0.25% of the Fund's Class A
Shares'  average  daily net assets for the year up to 1.00%  (0.25% of which are service  fees to be paid to the  Distributor,  dealers and others for  providing personal service and/or maintaining shareholder accounts) of each of the Class B
Shares'  (Delaware  Select  Growth Fund) and Class C Shares'  average  daily net assets for the year and up to 0.60% of Class R Shares'  average daily net assets for the year. The Funds' Distributor may reduce/waive these amounts at any time.

     While payments pursuant to the Plans may not exceed the foregoing  amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is  therefore  possible  that  the  Distributor  may  realize  a  profit  in any
particular  year.   However,   the  Distributor   currently   expects  that  its
distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution  of  shares  of the Fund  Classes.  The  monthly  fees  paid to the
Distributor  under the Plans are  subject  to the  review  and  approval  of the
Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in excess of the amount paid on behalf of Fund Classes would be borne by such persons without any reimbursement from such Fund Classes.
Subject to seeking best  execution,  a Fund may, from time to time,  buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The  Plans  and the  Distribution  Agreements,  as  amended,  have all been approved  by the Board of  Trustees  of the Trust,  including  a majority of the
Independent  Trustees who have no direct or indirect  financial  interest in the
Plans  and the  Distribution  Agreements,  by a vote cast in person at a meeting duly  called  for the  purpose  of  voting  on the  Plans  and such  Agreements.
Continuation of the Plans and the Distribution  Agreements,  as amended, must be approved  annually  by the Board of  Trustees  in the same  manner as  specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its

                                       38

respective Fund Class.  The Plans and the Distribution  Agreements,  as amended, may be terminated  with respect to a Fund Class at any time without penalty by a majority  of  Independent  Trustees  who have no  direct or  indirect  financial interest in the Plans and the Distribution Agreements,  or by a majority vote of the relevant Fund Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority  vote of  Independent  Trustees  who have no direct or indirect financial interest in the Plans or Distribution Agreements.  With respect to the
Delaware Select Growth Fund's Class A Plan, any material increase in the maximum percentage  payable  thereunder  must  also be  approved  by a  majority  of the outstanding  voting  securities  of the Fund's Class B Shares.  Also,  any other material  amendment  to the Plans must be  approved  by a  majority  vote of the
Trustees,  including a majority of  Independent  Trustees  who have no direct or indirect  financial  interest  in  the  Plans  or  Distribution  Agreements.  In addition,  in order  for the  Plans  to  remain  effective,  the  selection  and nomination  of  Independent  Trustees  must be effected by the  Trustees who are
Independent  Trustees and who have no direct or indirect  financial  interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans  must  provide  written  reports  at least  quarterly  to the Board of
Trustees for their review.

     For the fiscal year ended April 30, 2006,  payments  from  Delaware  Select
Growth  Fund Class A,  Class B Shares,  Class C and Class R Shares  amounted  to
$457,841, $2,074,984, $716,400 and $16,122, respectively. Such amounts were used for the following purposes:

--------------------------------- ----------- ----------- --------- ---------
Delaware Select Growth Fund          Class A     Class B   Class C   Class R
--------------------------------- ----------- ----------- --------- ---------
--------------------------------- ----------- ----------- --------- ---------
Advertising                                -           -         -         -
--------------------------------- ----------- ----------- --------- ---------
Annual/Semiannual Reports             $4,152           -       $23      $155
--------------------------------- ----------- ----------- --------- ---------
Broker Trails                       $443,070    $523,237  $658,009   $15,585
--------------------------------- ----------- ----------- --------- ---------
Broker Sales Charges                  $2,141  $1,346,865   $55,665         -
--------------------------------- ----------- ----------- --------- ---------
Dealer Service Expenses                    -           -         -         -
--------------------------------- ----------- ----------- --------- ---------
Interest on Broker Sales Charges           -    $204,882         -         -
--------------------------------- ----------- ----------- --------- ---------
Commissions to Wholesalers                 -           -         -         -
--------------------------------- ----------- ----------- --------- ---------
Promotional-Broker Meetings                -           -         -         -
--------------------------------- ----------- ----------- --------- ---------
Promotional-Other                       $553           -      $278         -
--------------------------------- ----------- ----------- --------- ---------
Telephone                                  -           -         -         -
--------------------------------- ----------- ----------- --------- ---------
Prospectus Printing                   $7,925           -    $1,063       $86
--------------------------------- ----------- ----------- --------- ---------
Wholesaler  Expenses                       -           -    $1,362      $296
--------------------------------- ----------- ----------- --------- ---------
Other                                      -           -         -         -
--------------------------------- ----------- ----------- --------- ---------

     The Large Cap Core Fund did not incur any Rule 12b-1  fees  during the past fiscal year  because the last fiscal year  because it  commenced  operations  on
August 31, 2006.

Other Payments to Dealers - Class A, Class B, Class C and Class R Shares
     From time to time, at the  discretion of the  Distributor,  all  registered broker/dealers  whose  aggregate  sales of Fund Classes exceed certain limits as set by the Distributor,  may receive from the Distributor an additional  payment of up to 0.25% of the dollar  amount of such  sales.  The  Distributor  may also provide  additional  promotional  incentives  or payments  to dealers  that sell shares of the Delaware Investments(R)Funds.  In some instances, these incentives or payments may be offered only to certain  dealers who  maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of pre-approved dealer advertisements promoting the sale of Delaware
Investments(R)Fund shares.

Special Purchase Features - Class A Shares
     Buying Class A Shares at Net Asset Value:  The Fund  Classes'  Prospectuses
sets forth the  categories of investors who may purchase  Class A Shares at NAV.
This section provides additional information regarding this privilege. The Funds must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain  legacy  retirement  assets may make  purchases of Class A shares at NAV. The requirements are as follows:

                                       39

     o The purchase must be made by a group  retirement plan (excluding  defined benefit  plans)  (i)  that  purchased  Class A shares  prior to a  recordkeeping transition  period  from  August  2004 to  October  2004 and (ii) where the plan participants  records were maintained on Retirement  Financial Services,  Inc.'s
("RFS")  proprietary  recordkeeping  system,  provided  that the plan (a) has in excess of  $500,000  of plan  assets  invested  in Class A Shares of one or more
Delaware Investments(R)Fund and any stable value account available to investment advisory  clients of the Manager or its  affiliates;  or (b) is  sponsored by an employer  that has at any point  after  May 1, 1997 had more than 100  employees while  such plan has held Class A Shares of a  Delaware  Investments(R)Fund  and such employer has properly  represented  to, and received  written  confirmation back from RFS in writing  that it has the  requisite  number of  employees.  See
"Group  Investment  Plans" below for information  regarding the applicability of the Limited CDSC.

     o The purchase must be made by any group retirement plan (excluding defined benefit  pension plans) that purchased Class A shares prior to an August 2004 to
October 2004  recordkeeping  transition  period and purchased  shares  through a retirement  plan  alliance  program,  provided  that RFS was the  sponsor of the alliance  program or had a product  participation  agreement with the sponsor of the alliance program.

     As  disclosed  in  the  Fund  Classes'  Prospectuses  certain  legacy  bank sponsored  retirement  plans may make  purchases of Class A shares at NAV. These purchases may be made by bank sponsored  retirement  plans that held, but are no longer  eligible to  purchase,  Institutional  Class  Shares or  interests  in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments(R)Funds ("eligible Delaware
Investments(R)Fund  shares"),  as well as shares of  designated  classes of non-
Delaware   Investments(R)Funds   ("eligible  non-  Delaware   Investments(R)Fund
shares").  Class B Shares  (Delaware Select Growth Fund only) and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments(R)and eligible non- Delaware Investments(R)Fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on
additional  purchases  of  eligible  Delaware   Investments(R)Fund  shares.  See
"Combined Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware    Investments(R)Fund    shares    for    other    eligible    Delaware
Investments(R)Fund  shares  or for  eligible  non-  Delaware  Investments(R)Fund shares at NAV without payment of a front-end sales charge. However, exchanges of
eligible   fund  shares,   both   Delaware   Investments(R)and   non-   Delaware
Investments(R)Funds, which were not subject to a front end sales charge, will be subject to the  applicable  sales  charge if  exchanged  for  eligible  Delaware
Investments(R) Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously  acquired through the exchange of  eligible  shares on which a sales  charge was  already  paid or through  the reinvestment of dividends. See "Investing by Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments(R)Fund  shares  under an Allied  Plan.  In  determining  a financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments(R)Fund  shares  in  connection  with  Allied  Plans,  all participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above under "Purchasing Shares."

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC, as described in the Fund Classes'  Prospectuses,  apply to  redemptions by participants  in Allied Plans except in the case of exchanges  between  eligible
Delaware Investments(R)and non-Delaware Investments(R)Fund shares. When eligible
Delaware  Investments(R)Fund  shares are  exchanged  into eligible non- Delaware
Investments(R)Fund shares, the Limited CDSC will be imposed at

                                       40

the time of the exchange,  unless the joint venture agreement specifies that the amount of the  Limited  CDSC will be paid by the  financial  advisor  or selling dealer. See "Contingent Deferred Sales Charge for Certain Redemptions of Class A
Shares Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares are also  applicable to the  aggregate  amount of purchases  made by any such  purchaser  within a 13-month  period  pursuant to a written  Letter of  Intention  provided  by the  Distributor  and  signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer  Agent, of 5% of the total amount of Class
A Shares  intended to be purchased  until such purchase is completed  within the
13-month  period.  The  13-month  period  begins  on the  date  of the  earliest purchase.  If the intended  investment is not completed,  except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end  sales charge on Class A Shares  purchased at the reduced rate and the front-end sales charge otherwise  applicable to the total shares  purchased.  If such payment is not made within 20 days following the expiration of the 13-month period,  the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the  difference.  Such  purchasers may include the values (at offering price at the level designated in their Letter of
Intention) of all their shares of the Funds and of any class of any of the other
Delaware Investments(R)Funds  previously purchased and still held as of the date of their Letter of Intention  toward the  completion  of such Letter,  except as described  below.  Those  purchasers  cannot include shares that did not carry a front-end  sales  charge,  CDSC or Limited CDSC,  unless the purchaser  acquired those shares  through an exchange  from a Delaware  Investments(R)Fund  that did carry a front-end sales charge, CDSC or Limited CDSC. For purposes of satisfying an investor's  obligation under a Letter of Intention,  Class B Shares (Delaware
Select  Growth Fund only) and Class C Shares of the Funds and the  corresponding classes of shares of other Delaware  Investments(R)Funds which offer such shares may be aggregated with Class A Shares of the Funds and the  corresponding  class of shares of the other Delaware Investments(R)Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments(R)Funds  that are offered with a front-end  sales  charge,
CDSC or Limited  CDSC for a 13-month  period.  The Transfer  Agent  reserves the right to  adjust  the  signed  Letter  of  Intention  based  on this  acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer  Agent.  If actual  investments  exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without  completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under  management at that time.  Employers may also include the value (at offering  price at the level  designated  in their Letter of  Intention)  of all their  shares  intended for  purchase  that are offered  with a front-end  sales charge,  CDSC or Limited  CDSC of any  class.  Class B Shares  (Delaware  Select
Growth  Fund  only)  and  Class  C  Shares  of  the  Funds  and  other  Delaware
Investments(R)Funds  which  offer  corresponding  classes  of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments(R)Funds. In addition, if you are an investment  advisory  client of the Manager's  affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments(R)Fund  that did carry a  front-end  sales  charge,  CDSC or Limited
CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

                                       41

     Right of  Accumulation:  In  determining  the  availability  of the reduced front-end  sales  charge  on Class A Shares,  purchasers  may also  combine  any subsequent  purchases of Class A Shares,  Class B Shares (Delaware Select Growth
Fund  only) and Class C Shares,  as well as shares of any other  class of any of the other Delaware  Investments(R)Funds  which offer such classes (except shares of any Delaware  Investments(R)Fund which do not carry a front-end sales charge,
CDSC or Limited  CDSC).  If, for  example,  any such  purchaser  has  previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the  classes  described  in the  previous  sentence  with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A
Shares  of the  Fund,  the  charge  applicable  to the  $10,000  purchase  would currently be 4.75%.  For the purpose of this  calculation,  the shares presently held shall be valued at the public offering price that would have been in effect had  the  shares  been  purchased  simultaneously  with  the  current  purchase.
Investors  should refer to the table of sales  charges for Class A Shares in the
Fund  Classes'  Prospectuses  to  determine  the  applicability  of the Right of
Accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares of the Funds and
Class B Shares of Delaware  Select Growth Fund (and of the  Institutional  Class
Shares of the Funds holding shares which were acquired  through an exchange from one of the other  Delaware  Investments(R)Funds  offered with a front-end  sales charge)  who redeem such  shares  have one year from the date of  redemption  to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other  Delaware  Investments(R)Funds.  In the case of Class A Shares,  the reinvestment will not be assessed a front-end sales charge  and in the case of Class B Shares,  the  amount  of the CDSC  previously
charged  on  the  redemption  will  be  reimbursed  by  the   Distributor.   The
reinvestment  will be subject to  applicable  eligibility  and minimum  purchase requirements and must be in states where shares of such other funds may be sold.
This  reinvestment  privilege  does  not  extend  to Class A  Shares  where  the redemption  of the  shares  triggered  the  payment of a Limited  CDSC.  Persons
investing   redemption   proceeds  from  direct   investments  in  the  Delaware
Investments(R)Funds,  offered  without a front-end sales charge will be required to pay  the  applicable  sales  charge  when  purchasing  Class  A  Shares.  The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.  In the case of Class B Shares, the time that the previous  investment  was held will be included in determining any applicable  CDSC due upon  redemptions  as well as the automatic  conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,  which may be  treated  as a  capital  gain  to the  shareholder  for tax  purposes.  It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed to a Delaware  Investments(R)Fund  in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read carefully the prospectus for the Delaware  Investments(R)Fund  in which the investment  is  intended  to be made  before  investing  or sending  money.  The
prospectus    contains   more   complete    information   about   the   Delaware
Investments(R)Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Funds'  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes' Prospectuses,  based on total plan assets. If a company has more than one plan  investing  in Delaware  Investments(R)Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,upon

                                       42

notification  to the  Funds at the time of each such  purchase.  Employees participating  in such Group  Investment  Plans may also combine the investments made in their plan account  when  determining  the  applicable  front-end  sales charge on purchases to non-retirement  Delaware Investments  investment accounts if they so notify the Fund in which they are investing in  connection  with each purchase.  See "Retirement Plans for the Fund Classes" under "Investment  Plans"
below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a
withdrawal  of  the  entire  plan  from  a  Delaware   Investments(R)Fund.   See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased  at  Net  Asset  Value"  under   "Redemption   and  Exchange"   below.
Notwithstanding  the  foregoing,  the Limited CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in connection with redemptions by certain  group defined  contribution  retirement  plans that purchase  shares through a retirement  plan alliance  program which  requires that shares will be available  at NAV,  provided  that RFS  either was the  sponsor of the  alliance program  or had a  product  participation  agreement  with  the  sponsor  of the alliance program that specifies that the Limited CDSC will be waived.

Availability of Class R Shares
     Class  R  Shares  generally  are  available  only  to:  (i)  qualified  and non-qualified plan shareholders  covering multiple employees  (including 401(k),
401(a),  457, and  non-custodial  403(b) plans,  as well as other  non-qualified deferred  compensation plans) with assets (at the time shares are considered for purchase)  of $10  million  or  less;  and  (ii)  to IRA  rollovers  from  plans maintained on  Delaware's  retirement  recordkeeping  system that are offering R
Class Shares to participants.

Availability of Institutional Class Shares
     The  Institutional  Class of each Fund is generally  available for purchase only by: (i) retirement  plans introduced by persons not associated with brokers or dealers  that are  primarily  engaged in the retail  securities  business and rollover  individual  retirement  accounts  from  such  plans;  (ii)  tax-exempt employee  benefit plans of the Manager or its affiliates  and securities  dealer firms  with a  selling  agreement  with  the  Distributor;  (iii)  institutional advisory  accounts  of the Manager or its  affiliates  and those  having  client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee  benefit plans and rollover  individual  retirement  accounts from such institutional  advisory  accounts;  (iv)  a  bank,  trust  company  and  similar financial  institution  investing  for its own account or for the account of its trust  customers for whom the  financial  institution  is exercising  investment discretion in  purchasing  shares of the Class,  except where the  investment is part of a program that requires  payment of the financial  institution of a Rule
12b-1  Plan fee;  (v)  registered  investment  advisors  investing  on behalf of clients that  consist  solely of  institutions  and high  net-worth  individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated  with a broker or dealer and derives  compensation  for its  services  exclusively  from its clients for such advisory  services;  (vi) certain plans  qualified under Section 529 of the Code for which the Funds'  Manager,  Distributor  or one or more of their  affiliates
provide  recordkeeping,   administrative,   investment  management,   marketing,
distribution  or similar  services  ("Eligible  529 Plans");  and (vii) programs sponsored by financial  intermediaries  where such programs require the purchase of Institutional Class Shares.

--------------------------------------------------------------------------------
                                INVESTMENT PLANS
--------------------------------------------------------------------------------

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be  automatically  reinvested in additional  shares of the respective  Fund
Class in which an  investor  has an  account  (based on the NAV in effect on the reinvestment  date) and will be  credited to the  shareholder's  account on that date. All dividends and distributions of the Institutional  Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment

                                       43

date). A confirmation of each dividend payment from net investment income and of distributions  from  realized  securities  profits,  if any,  will be  mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the  specific  Fund in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares,  Class C Shares,  Class R Shares and  Institutional  Class Shares at the
NAV, at the end of the day of receipt.  A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in other Delaware Investments(R)Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  holders of Fund Classes may  automatically
reinvest   dividends   and/or   distributions  in  any  of  the  other  Delaware
Investments(R)Funds,  including  the Funds,  in states where their shares may be sold.  Such  investments  will  be at  NAV  at  the  close  of  business  on the reinvestment  date  without  any  front-end  sales  charge or service  fee.  The shareholder  must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or  distributions  are to be invested.  Any  reinvestment  directed to a fund in which the investor  does not then have an account  will be treated  like all other  initial  purchases of the fund's shares.  Consequently,  an investor  should obtain and read carefully the prospectus  for the fund in which the  investment  is intended to be made before investing or sending money.  The prospectus  contains more complete  information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other  Delaware  Investments(R)Funds  may be  invested  in shares of the  Funds, provided an account has been established.  Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares.  Dividends from
Class B Shares may only be  directed  to other  Class B Shares,  dividends  from
Class C Shares may only be directed to other Class C Shares and  dividends  from
Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
     If you have an investment in another Delaware  Investments(R)Fund,  you may write and authorize an exchange of part or all of your investment into shares of the  Funds.  If you wish to open an account by  exchange,  call the  Shareholder
Service  Center  for  more  information.   All  exchanges  are  subject  to  the
eligibility and minimum purchase requirements and any additional limitations set forth in the Funds'  Prospectuses.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware  Investments(R)Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware  Investments(R)Fund rather than transferred from the Eligible 529 Plan, as described  under  "Redemption  and  Exchange"  below.  The  treatment of your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended
to  direct   transfers  from  a  substantially   similar  class  of  a  Delaware
Investments(R)Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept for  investment  in Class A Shares,  Class B  Shares,  Class C Shares or Class R
Shares, through an agent bank, pre-authorized government or

                                       44

private recurring payments.  This method of investment assures the timely credit to the  shareholder's  account of payments  such as social  security,  veterans'
pension  or  compensation  benefits,   federal  salaries,   Railroad  Retirement
benefits,  private  payroll  checks,  dividends,  and disability or pension fund benefits.  It also eliminates the possibility and  inconvenience of lost, stolen and delayed checks.

     Automatic  Investing Plan:  Shareholders of Class A Shares,  Class B Shares
and Class C Shares may make automatic  investments by  authorizing,  in advance, monthly or quarterly  payments  directly from their checking account for deposit into their Fund account.  This type of  investment  will be handled in either of the following  ways: (i) if the  shareholder's  bank is a member of the National
Automated  Clearing  House  Association  ("NACHA"),  the amount of the  periodic investment will be  electronically  deducted from his or her checking account by
Electronic Fund Transfer  ("EFT") and such checking account will reflect a debit although  no check is  required  to  initiate  the  transaction;  or (ii) if the shareholder's  bank  is not a  member  of  NACHA,  deductions  will  be  made by
pre-authorized   checks,  known  as  Depository  Transfer  Checks.   Should  the
shareholder's  bank  become  a  member  of  NACHA  in  the  future,  his  or her investments would be handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Funds from the federal government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Funds may  liquidate  sufficient  shares  from a  shareholder's  account  to reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Fund accounts.  The Funds will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLineSM On Demand
     You or your investment dealer may request purchases of Fund shares by phone using  MoneyLineSM  On  Demand.  When you  authorize  the Funds to  accept  such requests from you or your investment  dealer,  funds will be withdrawn from (for share  purchases)  your  pre-designated  bank  account.  Your  request  will  be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee.

                                       45

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware  Investments(R)Funds.  Shareholders  of the Fund  Classes  may elect to invest  in one or more of the other  Delaware  Investments(R)Funds  through  the
Wealth Builder Option.  If in connection with the election of the Wealth Builder
Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All  investments  under this option are exchanges and are therefore  subject to the same  conditions and  limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account and  invested  automatically  into other  Delaware  Investments(R)Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  business  day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices.  This program  involves automatic  exchanges  between  two or more fund  accounts  and is  treated  as a purchase  of shares of the fund into  which  investments  are made  through  the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Classes.

Asset Planner
     The Funds previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service Center at 800-523-1918 if you have any questions regarding this service.

Retirement Plans for the Fund Classes
     An  investment  in the Funds may be suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans,  457 plans,  SIMPLE IRAs and SIMPLE 401(k)s.  In addition,  the
Funds  may  be  suitable  for  use  in  Coverdell   Education  Savings  Accounts
("Coverdell  ESAs").  For further details  concerning  these plans and accounts, including applications,  contact your investment advisor or the Distributor.  To determine  whether the benefits of a tax-sheltered  retirement plan or Coverdell
ESA are available and/or appropriate, you should consult with a tax adviser.

     Class B Shares are  available  only through IRAs,  SIMPLE IRAs,  Roth IRAs,
Coverdell ESAs, SEP/IRAs,  SAR/IRAs, 403(b)(7) plans and 457 Plans. The CDSC may be waived on certain  redemptions of Class B Shares and Class C Shares.  See the
Fund  Classes'  Prospectuses  for a list of the  instances  in which the CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of
$100,000 for retirement plans.  Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum  purchase  limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of

                                       46

$25,  regardless of which Class is selected.  Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the  services  selected.  Additional  information  about fees is  included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information on any of the plans and Delaware  Investments'  retirement services, call the Shareholder Service Center telephone number.

--------------------------------------------------------------------------------
                 DETERMINING OFFERING PRICE AND NET ASSET VALUE
--------------------------------------------------------------------------------

     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next  calculated  after receipt of the order by the Funds,  their agent or certain other authorized persons.  Orders for purchases and redemptions of Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares
are effected at the NAV per share next calculated  after receipt of the order by the Funds,  their agent or certain other authorized  persons.  See "Distributor"
under "Investment  Advisor and Other Service  Providers" above.  Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is normally 4 p.m.,  Eastern time, on days when the NYSE is open for business.  The
NYSE is scheduled to be open Monday  through  Friday  throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther
King, Jr.'s Birthday,  Presidents' Day, Good Friday,  Memorial Day, Independence
Day, Labor Day,  Thanksgiving and Christmas.  When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per  share  for each  share  class of each  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining each Fund's total net assets,  portfolio securities primarily listed or traded on a national or foreign  securities  exchange,  except for bonds, are generally  valued at the closing  price on that  exchange,  unless such  closing prices are determined to be not readily available pursuant to the Funds' pricing procedures.  Exchange  traded options are valued at the last reported sale price or,  if no  sales  are  reported,  at the mean  between  bid and  asked  prices.
Non-exchange traded options are valued at fair value using a mathematical model.
Futures  contracts  are  valued at their  daily  quoted  settlement  price.  For valuation  purposes,  foreign currencies and foreign  securities  denominated in foreign  currency  values will be converted into U.S.  dollar values at the mean between the bid and offered  quotations of such currencies  against U.S. dollars based on rates in effect that day.  Securities  not traded on a particular  day, over-the-counter  securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market  instruments having a maturity  of less than 60 days are valued at  amortized  cost.  Debt  securities
(other  than  short-term  obligations)  are  valued on the  basis of  valuations provided by a pricing  service when such prices are believed to reflect the fair value  of  such  securities.  Foreign  securities  and  the  prices  of  foreign securities  denominated in foreign  currencies are translated to U.S. dollars at the mean between the bid and offer  quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate  factors such as institutional  trading in similar groups of securities,  yield,  quality,  coupon rate,  maturity,  type of issue, trading  characteristics  and  other  market  data.  Subject  to the  foregoing, securities  for which  market  quotations  are not readily  available  and other assets  are  valued at fair  value as  determined  in good faith and in a method approved by the Board of Trustees.

     Each Class of a Fund will bear,  pro-rata,  all of the common  expenses  of that Fund.  The NAVs of all  outstanding  shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based

                                       47

on the  proportionate  participation  in that Fund  represented  by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each  outstanding  share of a Class,  based on each
Class'  percentage  in that  Fund  represented  by the  value of  shares of such
Classes,  except that  Institutional  Classes will not incur any of the expenses under the Trust's  Rule 12b-1  Plans,  while the Fund Classes will bear the Rule
12b-1 Plan expenses  payable under their  respective  Plans. Due to the specific distribution  expenses and other costs that will be allocable to each Class, the
NAV of each Class of a Fund will vary.

--------------------------------------------------------------------------------
                             REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

General Information
     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after a Fund  receives  your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next business day. See the Funds' Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain  redemptions  from retirement plan accounts,  a Fund will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class B Shares  (Delaware  Select Growth Fund only) and Class C Shares,  and, if applicable,  the  Limited  CDSC in the case of Class A Shares  and tender to the shareholder the requested  amount,  assuming the shareholder holds enough shares in his or her  account  for the  redemption  to be  processed  in  this  manner.
Otherwise,  the amount  tendered  to the  shareholder  upon  redemption  will be reduced  by the  amount  of the  applicable  CDSC or  Limited  CDSC.  Redemption proceeds will be distributed  promptly,  as described  below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware  Investments(R)Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or  an  exchange  by  calling  the  Shareholder  Service  Center  at
800-523-1918.  The  Funds  may  suspend,  terminate,  or amend  the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of the Funds' shares, the Distributor,  acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers  acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's  cost, is the NAV per share next determined after receipt  of the  request in good order by the  Funds,  their  agent,  or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining   Offering  Price  and  Net  Asset  Value"  above.  This  offer  is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  either  Fund  or  certain  other  authorized  persons  (see
"Distributor" under "Investment Advisor and Other Service Providers"); provided, however, that each

                                       48

commitment to mail or wire  redemption  proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Funds will process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment,  but the Funds will not mail or wire the proceeds until it is reasonably  satisfied that the purchase check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential  delay if you purchase shares by wiring Federal Funds.  Each Fund reserves the right to reject a written  or  telephone  redemption  request  or delay  payment  of  redemption proceeds  if there has been a recent  change  to the  shareholder's  address  of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Funds  will  automatically  redeem  from the  shareholder's  account  the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Funds or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal by the Funds of  securities owned by them are not reasonably practical, or they are not reasonably practical for the Funds  fairly to value  their  assets,  or in the event that the SEC has provided for such suspension for the protection of  shareholders,  the Funds may postpone payment or suspend the right of redemption or repurchase. In such case, the  shareholder may withdraw the request for redemption or leave it standing as a request for  redemption at the NAV next  determined  after the  suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

     The value of each Fund's  investments is subject to changing market prices.
Thus, a shareholder  redeeming  shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions  of Class A Shares  Purchased  at Net Asset  Value"  below.  Class B
(Delaware  Select  Growth  Fund only) and Class C Shares are subject to CDSCs as described under  "Contingent  Deferred Sales Charge - Class B Shares and Class C
Shares" under "Purchasing  Shares" above and in the Fund Classes'  Prospectuses.
Except  for the  applicable  CDSC or  Limited  CDSC  and,  with  respect  to the expedited  payment by wire  described  below for which,  in the case of the Fund
Classes,  there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or  repurchases,  but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares") for shares of other Delaware  Investments(R)Funds  (in each case,  "New Shares") in a permitted  exchange will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares  as  described  in this  Part B. In an  exchange  of Class B Shares  from
Delaware  Select  Growth Fund,  the Fund's CDSC  schedule may be higher than the
CDSC schedule  relating to the New Shares  acquired as a result of the exchange.
For purposes of computing the CDSC that may be payable upon a disposition of the
New Shares, the period of time that an investor held the

                                       49

Original  Shares is added to the  period of time that an  investor  held the New
Shares. With respect to Class B Shares, the automatic conversion schedule of the
Original  Shares may be longer  than that of the New  Shares.  Consequently,  an investment  in New Shares by exchange may subject an investor to the higher Rule
12b-1 fees  applicable  to Class B Shares of Delaware  Select  Growth Fund for a
longer period of time than if the investment in New Shares were made directly.

     Holders  of Class A Shares of the Funds may  exchange  all or part of their shares for shares of other Delaware  Investments(R) Funds, including other Class
A Shares, but may not exchange their Class A Shares for Class B Shares,  Class C
Shares   or  Class  R  Shares   of  the   Funds   or  of  any   other   Delaware
Investments(R)Fund. Holders of Class B Shares of Delaware Select Growth Fund are
permitted  to  exchange  all or part of their  Class B Shares  only into Class B
Shares  of other  Delaware  Investments(R)Fund.  Similarly,  holders  of Class C
Shares of the Funds  are  permitted  to  exchange  all or part of their  Class C
Shares only into Class C Shares of any other Delaware Investments(R)Fund.  Class
B Shares of Delaware Select Growth Fund and Class C Shares of the Funds acquired by exchange  will continue to carry the CDSC and, in the case of Class B Shares, the automatic  conversion  schedule of the fund from which the exchange is made.
The holding period of Class B Shares of Delaware  Select Growth Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining  the time of the  automatic  conversion  into  Class A Shares of the
Funds.  Holders of Class R Shares of the Funds are  permitted to exchange all or part of their  Class R  Shares  only  into  Class R  Shares  of  other  Delaware
Investments(R)Funds  or, if Class R Shares are not  available  for a  particular fund, into the Class A Shares of such Fund.

     Permissible exchanges into Class A Shares of the Funds will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares (Delaware Select Growth Fund only) or Class C Shares will be made without the  imposition  of a CDSC by the  Delaware  Investments(R)Fund  from  which the exchange is being made at the time of the exchange.

     Each  Fund  also  reserves  the right to  refuse  the  purchase  side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates  simultaneous orders affecting significant portions of the Fund's assets.

     The  Funds  discourage  purchases  by market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Funds will  consider  anyone who follows a pattern  of market  timing  in any  Delaware  Investments(R)Fund  to be a market timer.

     Market timing of a Delaware  Investments(R)Fund  occurs when investors make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments(R)Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments(R)Fund within the same calendar quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining whether market timing has occurred.  The Funds also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
     You  can  write  to the  Funds  at 2005  Market  Street,  Philadelphia,  PA
19103-7094  to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment  dealer of record.  For redemptions of more than $100,000,  or when the proceeds are not sent to the  shareholder(s)
at the address of

                                       50

record,  the Funds  require a  signature  by all  owners  of the  account  and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial  bank,  a  trust  company  or  a  member  of  a  Securities  Transfer
Association Medallion Program ("STAMP").  Each Fund reserves the right to reject a  signature  guarantee  supplied  by  an  eligible  institution  based  on  its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  generally are no longer issued for Class A Shares and
Institutional  Class Shares.  Certificates  are not issued for Class B Shares or
Class C Shares.

Written Exchange
     You may also write to the Funds (at 2005 Market  Street,  Philadelphia,  PA
19103-7094)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments(R)Fund,  subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you  hold  your  Class  A  Shares  or  Institutional  Class  Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you notify the Funds in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  Each Fund  reserves the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Funds by telephone  during periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     The Funds and their Transfer Agent are not  responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to such  telephone  transactions,  the  Funds  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  such  Fund or the  Transfer  Agent  may be liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Fund Classes are generally tape  recorded,  and a written  confirmation  will be provided for all purchase,  exchange and  redemption  transactions  initiated by telephone.  By  exchanging  shares by  telephone,  you are  acknowledging  prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption--Check  to Your  Address  of  Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  business day after receipt of your  redemption request to your

                                       51

pre-designated  bank  account.  There are no separate  fees for this  redemption method,  but mailing a check may delay the time it takes to have your redemption
proceeds  credited  to  your  pre-designated  bank  account.   Simply  call  the
Shareholder  Service  Center  prior to the time the  offering  price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares  into other  Delaware  Investments(R)Funds  under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
As with the written  exchange  service,  telephone  exchanges are subject to the requirements  of the Funds,  as  described  above.  Telephone  exchanges  may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments(R)Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer  Agent and each Fund reserve the right to record  exchange  instructions  received by telephone and to reject  exchange requests at any time in the future.

MoneyLineSM On Demand
     You or your investment dealer may request  redemptions of Fund Class shares by phone using  MoneyLineSM  On Demand.  When you  authorize the Funds to accept such requests  from you or your  investment  dealer,  funds will be deposited to
(for share redemptions) your pre-designated  bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000  maximum limit for MoneyLineSM On Demand  transactions.  For more information, see "MoneyLineSM On Demand" under "Investment Plans" above.

Systematic Withdrawal Plans
     Shareholders  of the Fund  Classes  who own or  purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not  been  issued  may  establish  a  Systematic  Withdrawal  Plan  for  monthly withdrawals of $25 or more, or quarterly  withdrawals  of $75 or more,  although the  Funds  do  not  recommend  any  specific  amount  of  withdrawal.  This  is particularly  useful  to  shareholders  living  on fixed  incomes,  since it can provide them with a stable  supplemental  amount.  This $5,000  minimum does not apply for the  investments  made  through  qualified  retirement  plans.  Shares purchased with the initial investment and through reinvestment of cash dividends
and  realized   securities  profits   distributions  will  be  credited  to  the
shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be

                                       52

disadvantageous  to the  shareholder.  Purchases  of  Class A Shares  through  a periodic  investment program in the Funds must be terminated before a Systematic
Withdrawal  Plan with  respect  to such  shares can take  effect,  except if the
shareholder   is  a  participant   in  a  retirement   plan  offering   Delaware
Investments(R)Funds or is investing in Delaware Investments(R)Funds which do not carry a sales  charge.  Redemptions  of Class A Shares  pursuant to a Systematic
Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The applicable Limited
CDSC for  Class A  Shares  and CDSC  for  Class B and C  Shares  redeemed  via a
Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less  than  12% of the  account  balance  on the  date  that the Plan is established.  If the annual  amount  withdrawn  in any year  exceeds  12% of the account balance on the date that the Systematic  Withdrawal Plan is established, all  redemptions  under  the Plan  will be  subjected  to the  applicable  CDSC, including an assessment for previously  redeemed amounts under the Plan. Whether a waiver of the CDSC is  available  or not,  the first shares to be redeemed for each  Systematic  Withdrawal  Plan  payment  will be those not subject to a CDSC because they have either  satisfied the required holding period or were acquired through the reinvestment of  distributions.  See the Fund Classes'  Prospectuses for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an eligible  guarantor  institution.  Each Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank  account  through the  MoneyLineSM  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service;  however,  your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Classes.  Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

     Contingent  Deferred Sales Charge for Certain Redemptions of Class A Shares
Purchased at Net Asset Value
     For  purchases  of  $1,000,000,  a Limited  CDSC will be imposed on certain redemptions  of Class A Shares  (or  shares  into  which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during  the first  year after the  purchase;  and (ii) 0.50% if such  shares are redeemed during the second year after the purchase,  if such purchases were made at NAV and triggered the payment by the  Distributor of the dealer's  commission described above in "Dealer's Commission" under "Purchasing Shares."

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount  equal to the lesser of: (i) the NAV at the time of purchase of the Class
A Shares  being  redeemed  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another Delaware Investments(R)Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another  Delaware  Investments(R)Fund  will not  trigger the  imposition  of the
Limited CDSC at the time of such exchange.  The period a shareholder owns shares into  which  Class A Shares are  exchanged  will count  towards  satisfying  the two-year holding period. The Limited CDSC is

                                       53

assessed if such two year period is not  satisfied  irrespective  of whether the redemption  triggering  its payment is of Class A Shares of the Funds or Class A
Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please  see the Fund  Classes'  Prospectuses  for  instances  in which  the
Limited CDSC  applicable  to Class A Shares and the CDSCs  applicable to Class B
(Delaware Select Growth Fund only) and C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

     o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement plan alliance program that required  shares to be available at NAV and RFS served as the  sponsor of the  alliance  program or had a product  participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

     o    The redemption  must be made by any group  retirement  plan (excluding defined  benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program,  provided that (i) RFS was the sponsor of the alliance  program or had a product participation  agreement with the sponsor of the alliance  program and
          (ii)  RFS  provided  fully  bundled   retirement   plan  services  and
          maintained  participant  records  on  its  proprietary   recordkeeping
          system.

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                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Distributions

     The policy of the Trust is to distribute  substantially  all of each Fund's net investment income and net realized capital gains, if any,  annually,  in the amount and at the times that will avoid any federal income or excise taxes. This may require additional payments,  if any, to be made during the first quarter of the following taxable year.

     All  dividends and any capital  gains will be  automatically  reinvested in additional  shares  of the same  Class  of a Fund at the NAV of the  ex-dividend date,  unless you  otherwise  designate  in writing that such  dividends  and/or distributions  are to be paid in cash.  If you elect to take your  dividends and distributions in cash and such dividends and  distributions  are in an amount of
$25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your pre-designated bank account.
See "Systematic Withdrawal Plans" above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a  shareholder's  dividends  increase to greater than
$1.00,  the  shareholder  would  have to file a new  election  in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered by the United  States Postal  Service or which remains  uncashed for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United
States Postal Service or the Fund is otherwise unable to locate the

                                       54

shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search  company  charges a percentage  fee in exchange for their location services.

     Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver,
Class A Shares,  Class B Shares,  Class C Shares  and Class R Shares  alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes

     Distributions of Net Investment  Income. The Funds receive income generally in the  form of  dividends  and  interest  on  their  investments  in  portfolio securities.  This income,  less  expenses  incurred in the  operation of a Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions  by a Fund from such  income
(other than qualified  dividends)  will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

     Distributions  of Capital Gains. A Fund may derive capital gain and loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by a Fund (net of any capital loss  carryovers)  generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of  Foreign  Withholding  Taxes.  A Fund may be  subject  to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's distributions paid to you.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by a  Fund.  Similarly,  foreign  exchange  losses  realized  on the  sale  of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease a Fund's ordinary income  distributions  to you, and may cause some or all of a Fund's previously  distributed  income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PFIC  securities.  The Funds may invest in securities  of foreign  entities that could be deemed for tax purposes to be passive foreign investment companies
("PFICs"). When investing in PFIC securities, the Funds intend to mark-to-market these  securities  and  recognize  any gains at the end of a Fund's  fiscal  and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously  recognized gains.  These gains (reduced by allowable  losses) are treated as ordinary  income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends  when  distributed  to you by a
Fund.

     Information  on the Amount and Tax  Character of  Distributions.  The Funds
will inform you of the amount and  character of your  distributions  at the time they are paid, and will advise you of the tax status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have not held  Fund  shares  for a full  year,  the Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income  that is not  equal to the  actual  amount of such  income earned during the period of your investment in the Fund.  Taxable  Distributions declared by a Fund in  December,  but paid in January,  are taxable to you as if they were paid in December.

                                       55

     Election  to be Taxed as a  Regulated  Investment  Company.  Each  Fund has
elected,  or intends to elect, to be treated as a regulated  investment  company under Subchapter M of the Internal Revenue Code and intends to so qualify during the current  fiscal year. As a regulated  investment  company,  a Fund generally pays no federal  income tax on the income and gains it  distributes  to you. The
Board of Trustees  reserves the right not to  distribute a Fund's net  long-term capital  gain or not to  maintain  the  qualification  of a Fund as a  regulated investment  company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained,  a Fund would be taxed on the gain,  and  shareholders  would be notified  that they are  entitled to a credit or refund  for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as  dividend  income to the  extent of such  Fund's  earnings  and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i) A Fund must maintain a diversified portfolio of securities,  wherein no security,  including the securities of a qualified  publicly traded  partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax Distribution  Requirements.  As a regulated  investment company, each Fund is  required  to  distribute  its income and gains on a calendar  year basis, regardless of the Fund's fiscal year end as follows:

     Required Distributions.  To avoid federal excise taxes, the Code requires a
Fund to  distribute  to you by  December  31 of each  year,  at a  minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year.
The Funds intend to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

     Post-October  Losses.   Because  the  periods  for  measuring  a  regulated
investment  company's  income are  different  for excise and income tax purposes special rules are required to protect the amount of earnings and profits  needed to support excise tax  distributions.  For instance,  if a regulated  investment company that uses October 31st as the measurement  period for paying out capital gain net income  realizes  a net  capital  loss after  October 31 and before the close of its taxable year, the Fund likely would Ihave insufficient earnings and profits for that taxable year to support the dividend  treatment of its required distributions for that calendar year. Accordingly,  a Fund is permitted to elect to treat net capital losses realized  between November 1 and its fiscal year end of  April  30 (  "post-October  loss")  as  occurring  on the  first  day of the following tax year (i.e., May 1).

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and redemptions (including redemptions in kind) are taxable transactions for federal and state  income tax  purposes.  If you redeem  your Fund  shares the  Internal
Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held  your  shares.  The  automatic  conversion  of Class B
Shares

                                       56

into Class A Shares at the end of approximately  eight years after purchase will be tax-free for federal tax  purposes.  Shareholders  should  consult  their tax advisers  regarding the state and local tax  consequences  of the  conversion of
Class B Shares  into Class A Shares,  or any other  conversion  or  exchange  of shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis-- A Shares only. In reporting gain or loss on the sale of your Fund  shares,  you may be  required  to adjust your basis in the shares you sell under the following circumstances:

     IF:

          o    In  your  original  purchase  of  Fund  shares,  you  received  a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o    You sell some or all of your  original  shares  within 90 days of their purchase, and
          o    You reinvest the sales proceeds in the Fund or in another Fund of the Trust,  and the sales  charge that would  otherwise  apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Fund.  Income on  investments  by a Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal  agency-backed  obligations  (e.g., GNMA or FNMA obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends eligible for taxation at  long-term  capital  gain rates.  This  reduced  rate  generally  is available  for  dividends  paid by a Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

     Both a Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your

                                       57

personal tax advisor.

     After the close of its fiscal  year, a Fund will  designate  the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable  at  reduced  rates.  If 95% or more of a Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders, a  portion  of the  dividends  paid by a Fund  may  qualify  for  the  corporate dividends-received  deduction.  The portion of dividends  paid by a Fund that so qualifies  will  be  designated  each  year in a  notice  mailed  to the  Fund's shareholders,  and cannot  exceed the gross amount of dividends  received by the
Fund from  domestic  (U.S.)  corporations  that  would  have  qualified  for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

     Investment  in  Complex  Securities.   The  Funds  may  invest  in  complex
securities  that could be subject to  numerous  special  and  complex tax rules.
These rules  could  accelerate  the  recognition  of income by a Fund  (possibly causing a Fund to sell securities to raise the cash for necessary distributions)
and/or  defer a Fund's  ability to  recognize  a loss,  and,  in limited  cases, subject  a Fund to U.S.  federal  income  tax on  income  from  certain  foreign securities.  These rules could also affect whether gain or loss  recognized by a
Fund is treated as ordinary or capital, or as interest or dividend income. These rules  could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Fund. For example:

     Derivatives.  A Fund is permitted to invest in certain  options and futures contracts such as broad-based stock indexes and stock index futures. If the Fund makes these investments,  it could be required to mark-to-market these contracts and realize any  unrealized  gains and losses at its fiscal year end even though it continues to hold the  contracts.  Under these rules,  gains or losses on the contracts  generally would be treated as 60% long-term and 40% short-term gains.
In  determining  its net income for excise tax purposes,  the Fund also would be required  to  mark-to-market  these  contracts  annually  as of  October 31 (for capital gain net income) and December 31 (for taxable ordinary  income),  and to realize and distribute any resulting income and gains.

     Short sales and  securities  lending  transactions.  A Fund's  entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of  taxation  on  qualified  dividend  income,  and,  to the  extent  that  debt securities are loaned,  will generally not qualify as qualified  interest income for foreign withholding tax purposes.

     Tax  straddles.  A Fund's  investment  in options and futures  contracts in connection with certain hedging  transactions  could cause it to hold offsetting positions  in  securities.  If a Fund's  risk of loss with  respect to  specific securities  in its  portfolio is  substantially  diminished  by the fact that it holds  other  securities,  the Fund could be deemed to have  entered  into a tax
"straddle"  or to hold a  "successor  position"  that  would  require  any  loss realized by it to be deferred for tax purposes.

                                       58

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Backup Withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

          o    provide your correct social  security or taxpayer  identification number,
          o    certify that this number is correct,
          o    certify that you are not subject to backup withholding, and
          o    certify that you are a U.S.  person  (including  a U.S.  resident alien).

     A  Fund  also  must  withhold  if  the  IRS  instructs  it to do  so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital  gain  dividends  paid by a Fund from  either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related Dividends. Also, interest-related dividends paid by a Fund from  qualified  interest  income  are  not  subject  to U.S.  withholding  tax.
"Qualified interest income" includes,  in general,  U.S. source (i) bank deposit interest, (ii) short-term original discount,  (iii) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation  or  partnership  in which a Fund is a 10-percent  shareholder or is contingent  interest,  and  (iv)  any  interest-related  dividend  from  another regulated investment company.

     Further  Limitations  on Tax Reporting for  Interest-Related  dividends and
Short-term  Capital Gain  dividends for non-U.S.  investors.  While a Fund makes
every  effort  to  disclose  any  amounts  of  interest-related   dividends  and
short-term   capital   gains   distributed   to   its   non-U.S.   shareholders,
intermediaries  who  have  assumed  tax  reporting   responsibilities  on  these
distributions  may not have fully  developed  systems  that will allow these tax withholding benefits to be passed through to them.

     Other.  Ordinary  dividends  paid by a Fund to  non-U.S.  investors  on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends  paid with respect to taxable years of the Fund beginning  after  December 31, 2004 and before January 1, 2008,  unless such exemption is extended or made permanent.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the

                                       59

estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter  immediately preceding the decedent's  death that are debt  obligations,  deposits,  or other property that would  generally be treated as situated  outside the United States if held directly by the estate.  This provision applies to decedents dying after
December 31, 2004 and before January 1, 2008,  unless such provision is extended or made permanent.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

This  discussion of  "Distributions  and Taxes" is not intended or written to be used  as tax  advice  and  does  not  purport  to  deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

     To obtain the Funds'  most  current  performance  information,  please call
800-523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Funds' past performance and should not be considered as  representative  of future  results.  The Funds will  calculate their  performance  in  accordance  with  the  requirements  of  the  rules  and regulations under the 1940 Act, or any other applicable U.S.  securities law, as they may be revised from time to time by the SEC.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial  statements  contained in each Fund's Annual Report. The Delaware Select Growth Fund's Statement of Net
Assets, Statement of Operations,  Statements of Changes in Net Assets, Financial
Highlights and Notes to Financial  Statements,  as well as the report of Ernst &
Young LLP, the independent  registered  public  accounting  firm, for the fiscal year  ended  April  30,  2006,  are  included  in the  Fund's  Annual  Report to shareholders.  The  financial  statements  and financial  highlights,  the notes relating  thereto  and the  report  of  Ernst  &  Young  LLP  listed  above  are incorporated  by reference from the Annual Reports into this Part B. Because the
Delaware Large Cap Core Fund did not commence  operations until August 31, 2006, it did not have any  financial  information  to report for the fiscal year ended
April 30, 2006.

                                       60

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     As of August 9, 2006,  management believes the following  shareholders held of record 5% or more of the outstanding  shares of the Select Growth Fund. As of the date of this SAI, there were no  shareholders  who held of record 5% or more of the outstanding  shares of the Large Cap Core Fund.  Management does not have knowledge of beneficial owners.

---------------------------- -------------------------------------------- -----------
Fund/Class                   Name and Address of Account                  Percentage
---------------------------- -------------------------------------------- -----------
Delaware Select Growth       Merrill Lynch, Pierce, Fenner & Smith             5.10%
Fund                         For the Sole Benefit of its Customers
Class A                      Attn: Fund Administration
                             4800 Deer Lake Drive East, 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- -------------------------------------------- -----------
Delaware Select Growth       Merrill Lynch, Pierce, Fenner & Smith             8.78%
Fund                         For the Sole Benefit of its Customers
Class B                      Attn: Fund Administration
                             4800 Deer Lake Drive East, 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- -------------------------------------------- -----------
                             Citigroup Global Markets, Inc.                    5.21%
                             House Account
                             Attn: Peter Booth, 7th Floor
                             333 W. 34th Street
                             New York, NY 10001-2402
---------------------------- -------------------------------------------- -----------
Delaware Select Growth       Merrill Lynch, Pierce, Fenner & Smith           19.38%%
Fund                         For the Sole Benefit of its Customers
Class C                      Attn: Fund Administration
                             4800 Deer Lake Drive East, 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- -------------------------------------------- -----------
Delaware Select Growth       Merrill Lynch, Pierce, Fenner & Smith            44.71%
Fund Class R                 For the Sole Benefit of its Customers
                             Attn: Fund Administration
                             4800 Deer Lake Drive East, 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- -------------------------------------------- -----------
                             Reliance Trust Co.                               12.92%
                             Custodian FBO First Med Immediate 401(k)
                             P.O. Box 48529
                             Atlanta, GA 30362-1529
---------------------------- -------------------------------------------- -----------
                             Reliance Trust Co.                               11.96%
                             FBO Reliance Trading Corporation 401(k)
                             P.O. Box 48529
                             Atlanta, GA 30362-1529
---------------------------- -------------------------------------------- -----------

                                       61

---------------------------- -------------------------------------------- -----------
Fund/Class                   Name and Address of Account                  Percentage
---------------------------- -------------------------------------------- -----------
                             MG Trust Co. Custodian FBO                        8.16%
                             Omaha Neon Sign, Inc.
                             700 17th Street, Suite 300
                             Denver, CO 80202-3531
---------------------------- -------------------------------------------- -----------
---------------------------- -------------------------------------------- -----------
Delaware Select Growth       Reliance Trust Co.                               22.58%
Fund                         Trustee FBO Dean Foods 401(k) Plan
Institutional Class          Attn: Fanny Scheumaker
                             2515 McKinney Avenue
                             Suite 120 #LB30
                             Dallas, TX  75201-1908
                             -------------------------------------------- -----------
                             RS DMC Employee MPP Plan                         19.59%
                             Delaware Management Company MPP Trust
                             c/o Rick Seidel
                             2005 Market Street
                             Philadelphia, PA 19103-7094
                             -------------------------------------------- -----------
                             T. Rowe Price Retirement Plan Services           16.43%
                             For the Benefit of Retirement Plan Clients
                             4515 Painters Mill Rd.
                             Owings Mills, MD 21117-4903
                             -------------------------------------------- -----------
                             MCB Trust Services                                8.60%
                             Custodian FBO Philadelphia Gas Works 457
                             700 17th Street
                             Suite 300
                             Denver, CO  80202-3531
---------------------------- -------------------------------------------- -----------
                             SEI Trust Company                                 7.73%
                             C/O HSBC TPA Portal
                             Attn: Mutual Fund Administrator
                             One Freedom Valley Drive
                             Oaks, PA  19456
---------------------------- -------------------------------------------- -----------
                             Chase Manhattan                                   7.69%
                             C/F Delaware Group Foundation Fund Growth
                             Portfolio
                             Attn:  Marisol Gordan
                             Global Investor Services
                             3 Metrotech Center, 8th Floor
                             Brooklyn, NY  11201-3800
---------------------------- -------------------------------------------- -----------

                                       62

--------------------------------------------------------------------------------
APPENDIX A - DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

Bonds
     Excerpts from Moody's  description  of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards;  A--possess favorable attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection of interest and  principal  payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance  of other terms of the contract  over any long period of time may be small; Caa--are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest;  Ca--represent obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked  shortcomings;  C--the lowest rated class of bonds, and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

     For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

     Excerpts from S&P's  description  of its bond ratings:  AAA--highest  grade obligations;  extremely strong capacity to pay principal and interest;  AA--also qualify as high grade obligations,  and in the majority of instances differ from
AAA issues only in a small  degree;  very strong  capacity to pay  principal and interest;  A--strong ability to pay interest and repay principal;  somewhat more susceptible  to the  adverse  effects of  changing  circumstances  and  economic conditions although more susceptible to changes in circumstances;  BBB--regarded as having an adequate  capacity to pay  interest and repay  principal;  normally exhibit  adequate  protection  parameters,  but adverse  economic  conditions or changing circumstances more likely to lead to weakened capacity to pay principal and  interest  than for  higher-rated  bonds.  BB, B, CCC, CC,  C--regarded,  on balance,  as having significant  speculative  characteristics.  BB indicates the least degree of speculation and C the highest degree of speculation.  While such debt will likely have some  quality and  protective  characteristics,  these are outweighed by large uncertainties or major risk exposures to adverse conditions;
D--in default.

     Plus  (+) or  minus  (-) may be  added  to  ratings  from AA to CCC to show relative standing within the major rating categories.

Commercial Paper
     Excerpts  from  S&P's  description  of its  two  highest  commercial  paper ratings:  A-1--degree of safety  regarding  timely payment is strong; a plus (+)
sign denotes extremely strong safety  characteristics;  A-2--capacity for timely payment is  satisfactory;  the  relative  degree of safety is not as high as for issuers designated A-1.

     Excerpts  from  Moody's  description  of its two highest  commercial  paper ratings: P-1--superior quality; P-2--strong quality.

                                      A-1

     Excerpts  from Duff and Phelps'  description  of its two  highest  ratings:
Category 1--High Grade: D-1+ -- Highest certainty of timely payment.  Short-term
liquidity,   including   internal  operating  factors  and/or  ready  access  to
alternative sources of funds, is outstanding, and safety is just below risk-free
U.S.  Treasury  short-term  obligations.  D-1--Very  high  certainty  of  timely payment.  Liquidity  factors are  excellent  and  supported by good  fundamental protection  factors.  Risk factors are minor.  D-1- -- High  certainty of timely payment.  Liquidity  factors  are  strong  and  supported  by  good  fundamental protection  factors.  Risk  factors  are very  small.  Category  2--Good  Grade:
D-2--Good   certainty  of  timely   payment.   Liquidity   factors  and  company
fundamentals  are  sound.  Although  ongoing  funding  needs may  enlarge  total financing  requirements,  access to capital  markets is good.  Risk  factors are small.

     Excerpts from Fitch IBCA, Inc.'s  description of its highest ratings:  F-1+
--Exceptionally  strong quality;  F-1 --Very strong  quality;  F-2 --Good credit quality.

                                      A-2